                                                                    EXHIBIT 10.6

                             MICROSOFT CORPORATION

                           SAVINGS PLUS 401(k) PLAN

                               TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
ARTICLE I  DEFINITIONS..................................................................................................    2

   1.1   BENEFICIARY....................................................................................................    2
   1.2   CODE...........................................................................................................    2
   1.3   COMPENSATION...................................................................................................    2
   1.4   EMPLOYEE.......................................................................................................    2
   1.5   ELIGIBLE EMPLOYEE..............................................................................................    2
   1.6   EMPLOYER.......................................................................................................    5
   1.7   ERISA..........................................................................................................    6
   1.8   PARTICIPANT....................................................................................................    6
   1.9   PLAN...........................................................................................................    6
   1.10  PLAN ADMINISTRATOR.............................................................................................    6
   1.11  PLAN YEAR......................................................................................................    6
   1.12  TRUST FUND.....................................................................................................    6
   1.13  TRUSTEE........................................................................................................    6

ARTICLE II  ELIGIBILITY TO PARTICIPATE IN PLAN..........................................................................    7

   2.1   ELIGIBILITY AND ENTRY DATE.....................................................................................    7
   2.2   REEMPLOYMENT...................................................................................................    7
   2.3   ELECTION AGAINST PARTICIPATION.................................................................................    7
   2.4   ENTRY DATES....................................................................................................    7

ARTICLE III  EMPLOYEE CONTRIBUTIONS.....................................................................................    8

   3.1   ELECTION TO DEFER..............................................................................................    8
   3.2   DEFERRAL ELECTION DATES........................................................................................    8
   3.3   TERMINATING AN ELECTION TO DEFER...............................................................................    9
   3.4   DISTRIBUTION OF EXCESS DEFERRALS...............................................................................    9

ARTICLE IV  EMPLOYER MATCHING CONTRIBUTIONS AND FORFEITURES.............................................................   11

   4.1   EMPLOYER MATCHING CONTRIBUTIONS................................................................................   11
   4.2   ALLOCATION OF FORFEITURES......................................................................................   12

ARTICLE V  VESTING - YEARS OF SERVICE...................................................................................   14

   5.1   EMPLOYEE CONTRIBUTIONS.........................................................................................   14
   5.2   EMPLOYER CONTRIBUTIONS.........................................................................................   14
   5.3   YEARS OF SERVICE...............................................................................................   15
   5.4   HOUR OF SERVICE................................................................................................   16
   5.5   PERIOD OF SEVERANCE............................................................................................   16
   5.6   FORFEITURES....................................................................................................   16

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
ARTICLE VI  PARTICIPANTS' ACCOUNTS AND INVESTMENTS......................................................................   18

  6.1   INDIVIDUAL ACCOUNTS.............................................................................................   18
  6.2   INVESTMENT FUNDS................................................................................................   18
  6.3   CHANGING ACCOUNT INVESTMENTS....................................................................................   19
  6.4   PROCEDURES......................................................................................................   19
  6.5   VALUATION OF ACCOUNTS...........................................................................................   19

ARTICLE VII  PAYMENT OF ACCOUNT BALANCES UPON TERMINATION, DEATH, DISABILITY, QUALIFIED DOMESTIC RELATIONS ORDERS,
             DIRECT ROLLOVERS, SALE OF TRADE OR BUSINESS................................................................   21

  7.1   TERMINATION OF EMPLOYMENT.......................................................................................   21
  7.2   PAYMENT AT 59-1/2...............................................................................................   21
  7.3   PAYMENT OF ACCOUNT BALANCES UPON DEATH..........................................................................   22
  7.4   PAYMENT OF ACCOUNT BALANCES UPON DISABILITY.....................................................................   23
  7.5   EARLY RETIREMENT................................................................................................   23
  7.6   DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS.........................................................   23
  7.7   SALE OF TRADE OR BUSINESS.......................................................................................   25
  7.8   NOTICE OF RIGHT TO DEFER PAYMENT................................................................................   26
  7.9   DIRECT ROLLOVER DISTRIBUTIONS...................................................................................   27

ARTICLE VIII  HARDSHIP WITHDRAWALS......................................................................................   29

ARTICLE IX  LIMITATIONS ON EMPLOYEE AND EMPLOYER CONTRIBUTIONS..........................................................   32

  9.1   LIMITATIONS ON TOTAL CONTRIBUTIONS TO ACCOUNTS..................................................................   32
  9.2   AVERAGE ACTUAL DEFERRAL PERCENTAGE TESTS........................................................................   32
  9.3   ELECTIVE DEFERRALS OR QUALIFIED EMPLOYER DEFERRAL CONTRIBUTIONS UNDER TWO OR MORE PLANS OR ARRANGEMENTS.........   33
  9.4   ELECTIVE DEFERRALS, QUALIFIED EMPLOYER DEFERRAL CONTRIBUTIONS, AND COMPENSATION OF FAMILY MEMBERS...............   33
  9.5   ACTIONS AVAILABLE WHEN TESTS UNSATISFIED........................................................................   34
  9.6   DISTRIBUTION OF EXCESS CONTRIBUTIONS............................................................................   34
  9.7   AVERAGE CONTRIBUTIONS PERCENTAGE TESTS..........................................................................   35
  9.8   DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS..................................................................   36
  9.9   DEFINITIONS APPLICABLE TO DISCRIMINATION TESTS..................................................................   36

ARTICLE X  ROLLOVER CONTRIBUTIONS.......................................................................................   40

  10.1  PERMITTED ROLLOVERS.............................................................................................   40
  10.2  VESTING AND ACCOUNTING..........................................................................................   40
  10.3  DISTRIBUTION UPON TERMINATION...................................................................................   40

ARTICLE XI  ADMINISTRATION..............................................................................................   41

  11.1  NAMED FIDUCIARY.................................................................................................   41

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
  11.2  PLAN ADMINISTRATOR..............................................................................................   41
  11.3  FACILITY OF PAYMENTS............................................................................................   42
  11.4  APPOINTMENT OF INVESTMENT MANAGER...............................................................................   42
  11.5  INVESTMENT MANAGER AND TRUSTEE..................................................................................   43
  11.6  DELEGATION OF AUTHORITY AND DUTIES BY PLAN ADMINISTRATOR........................................................   43

ARTICLE XII  CLAIMS PROCEDURE...........................................................................................   45

  12.1  DENIAL OF CLAIMS................................................................................................   45
  12.2  ARBITRATION.....................................................................................................   45

ARTICLE XIII  NONALIENATION PROVISION...................................................................................   46

ARTICLE XIV  TERMINATION................................................................................................   47

  14.1  PLAN TERMINATION................................................................................................   47
  14.2  NO REVERSION TO EMPLOYER -- ACCRUED RIGHTS NONFORFEITABLE.......................................................   47
  14.3  DISTRIBUTION UPON TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS................................................   47

ARTICLE XV  MERGER OR CONSOLIDATION.....................................................................................   48

ARTICLE XVI  AMENDMENTS.................................................................................................   49

ARTICLE XVII  RIGHTS RESERVED...........................................................................................   50

ARTICLE XVIII  TOP-HEAVY PROVISIONS.....................................................................................   51

ARTICLE XIX  LOANS......................................................................................................   52

ARTICLE XX  ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND BENEFICIARIES.....................................................   53

  20.1  APPLICABILITY...................................................................................................   53
  20.2  DEFINITIONS.....................................................................................................   53
  20.3  DISTRIBUTION IN THE FORM OF A JOINT AND SURVIVOR ANNUITY........................................................   54
  20.4  DISTRIBUTION IN THE FORM OF A PRERETIREMENT SURVIVOR ANNUITY....................................................   55
  20.5  WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY..........................................................   55
  20.6  WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY................................................................   56
  20.7  NOTICE REQUIREMENTS.............................................................................................   56

  20.8  DISTRIBUTION OF ACCOUNTS OF LESS THAN $5,000....................................................................   57
  20.9  PROVISION OF ANNUITIES..........................................................................................   57

ARTICLE XXI  VOLUNTARY AFTER-TAX CONTRIBUTIONS..........................................................................   58

  21.1  ELECTION TO MAKE VOLUNTARY AFTER-TAX CONTRIBUTIONS..............................................................   58
  21.2  VESTING OF VOLUNTARY AFTER-TAX CONTRIBUTIONS....................................................................   58
  21.3  ESTABLISHMENT OF VOLUNTARY AFTER-TAX CONTRIBUTIONS ACCOUNTS.....................................................   58
  21.4  LIMITATIONS ON VOLUNTARY AFTER-TAX CONTRIBUTIONS................................................................   58
  21.5  DEFINITION OF COMPENSATION......................................................................................   59
  21.6  PLAN TERMS APPLICABLE TO VOLUNTARY AFTER-TAX CONTRIBUTIONS......................................................   59

                             MICROSOFT CORPORATION

                           SAVINGS PLUS 401(k) PLAN

     MICROSOFT CORPORATION has adopted the Microsoft Corporation Savings Plus 401(k) Plan effective January 1, 1987, for the exclusive benefit of its employees. The Microsoft Corporation Savings Plus 401(k) Plan is restated by this document to incorporate prior amendments since the last restatement, effective March 25, 1999.

     [Note: As explained in the preceding sentence, the last restatement of the Plan was as of March 25, 1999. This document is an updated restatement, and incorporates the amendments to the Plan that were adopted by Microsoft Corporation between March 25, 1999 and July 1, 2000.]

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     The following words shall have the following meanings unless the context clearly indicates otherwise.

     1.1  BENEFICIARY means a person designated by a participant, or by this
          -----------
Plan if there is no effective designation, to receive benefits payable under this Plan in the event of the participant's death.

     1.2  CODE means the Internal Revenue Code of 1986, as amended.
          ----
     1.3  COMPENSATION is defined and limited as set forth in Appendix I,
          ------------
attached hereto and incorporated herein.

     1.4  EMPLOYEE means any common law employee of the employer who receives
          --------
remuneration for personal services rendered to the employer, and any "leased employee" as defined in Code (S) 414(n)(2). For purposes of this Section 1.4, a "`leased employee' as defined in Code (S) 414(n)(2)" means any person who is not an employee of the employer (as defined in Plan Section 1.6, "recipient") and who provides services to such recipient if (i) such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), (ii) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least 1 year, and (iii) such services are performed under primary direction or control by the recipient. The definition in the preceding sentence shall be interpreted by applying the definition of "leased employee" under Code (S) 414(n)(2) and any Treasury Regulations thereunder.

     1.5  ELIGIBLE EMPLOYEE means a regular employee of the employer who
          -----------------
satisfies the eligibility requirements of section 2.1. For purposes of this Plan, a "regular employee" of the employer is an employee who is in an approved headcount "regular" employment position with the employer and on the employer's U.S. payroll. An approved headcount "regular" employment position is one that is (1) authorized in writing during the annual or out-of-cycle budgeting process as a "regular" employment position and approved by an officer of Microsoft (or by a Regional Director for positions in subsidiaries of Microsoft) and (2) reflected on the official human resources database of Microsoft or one of its subsidiaries as a "regular" employment position (e.g., "hourly regular" or "salaried regular"). For example, a worker who is reflected on the human resources database as "contingent" or an "agency temp" is not in an approved headcount "regular" employment position even though the contingent or agency temp position was authorized as part of Microsoft's budgeting process. An employee is on an employer's U.S. payroll if the employee is paid from a payroll department of the employer where such payroll department is located within the United States of America, and the employer withholds U.S. employment taxes (e.g., income tax, FICA) from the employee's pay. Under no circumstances are the payroll departments of the employer's foreign branches and subsidiaries treated as U.S. payroll departments of the employer for purposes of this Plan.

Notwithstanding the foregoing, the following persons are not eligible employees and are not eligible to participate in this Plan even if they meet the definition of regular employee of the employer:

          a.   interns and visiting researchers;

          b.   cooperatives;

          c.   apprentices;

          d.   nonresident aliens with no U.S. source income;

          e. employees covered by a collective bargaining agreement resulting from negotiations in which retirement benefits were the subject of good faith bargaining and participation in this Plan was not provided for;

          f. leased employees. For purposes of this Section 1.5(f), a leased employee includes any person who provides services to the employer (as defined in Plan Section 1.6, which in the rest of this Section 1.5 may also be referred to as "recipient" or "recipient employer") pursuant to an agreement between such recipient and any other person ("leasing organization"), regardless of (i) the length of time the person has performed such services for the recipient (or for the recipient and related persons), (ii) whether or not the person is an employee of the recipient, (iii) whether or not the person has performed such services for the recipient (or for the recipient and related persons) on a part-time or full-time basis, and (iv) whether or not the person performed services under the primary direction or control by the recipient. This definition of leased employee includes, without limitation, "leased employees" as defined in Code (S) 414(n)(2) and any Treasury Regulations thereunder.

          g. temporary workers engaged through or employed by temporary or leasing agencies, irrespective of the length of time that the workers perform or are expected to perform services at or for the recipient employer, and even if the workers are, or may be reclassified by the courts, the Internal Revenue Service ("IRS") or the U.S. Department of Labor ("DOL") as, employees of the recipient employer;

          h. temporary employees of the employer. For purposes of this Plan, a temporary employee of the employer is an employee of the employer who is hired by the employer to work on a specific project or series of projects which in the aggregate is not expected to exceed six (6) months; and

          i. workers who hold themselves out to the recipient employer as being independent contractors, or as being employed by another company while providing services to the recipient employer, even if the workers are, or may be reclassified by the courts, the IRS or the DOL as, employees of the recipient employer.

     1.6  EMPLOYER means MICROSOFT CORPORATION and any subsidiary or affiliate
          --------       ---------------------
of Microsoft Corporation which, with MICROSOFT CORPORATION's approval, elects to adopt the Plan for its employees. Employers maintaining the Plan are listed in Appendix II, attached hereto and incorporated herein. No participating employers (other than Microsoft Corporation and its delegates) shall have discretionary authority over the Plan, including, without limitation, the authority to amend the Plan and appoint fiduciaries. The Plan Administrator (and his or her delegates) has discretionary authority under the Plan as provided elsewhere in this Plan. For purposes of applying to this Plan Code (S)(S) 401, 410, 411, 414, 415 and 416, which sections relate to tax-qualified plans generally, to minimum participation standards, to minimum vesting standards, to compensation, to limitations on benefits and contributions, and to top-heavy requirements under qualified retirement plans, all employees of businesses under common control, as defined in Code (S)(S) 414(b) and (c), employees of affiliated service groups under Code (S) 414(m), and employees of any group of employers who must be aggregated and treated as one employer pursuant to Code (S) 414(o), shall be considered to be employed by the employer.

     1.7  ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

     1.8  PARTICIPANT means an employee who meets the eligibility requirements
          -----------
of Article II and who has entered the Plan. An employee shall be considered a participant as long as one or more accounts are maintained under this Plan on his or her behalf.

     1.9  PLAN means the MICROSOFT CORPORATION SAVINGS PLUS 401(k) PLAN.
          ----

     1.10 PLAN ADMINISTRATOR means the 401(k) Administrative Committee, which
          ------------------
shall consist of the following three positions at Microsoft Corporation:

          Vice President, Human Resources
          Deputy Chief Financial Officer
          Tax and Audit Vice President

Any references in this Plan to the Plan Administrator as "he", "she", "him" or "her" or references to "his" or "her" with respect to the Plan Administrator shall be deemed to refer to the 401(k) Administrative Committee or a member of the 401(k) Administrative Committee, as appropriate under the circumstances.

     1.11 PLAN YEAR means the twelve month period beginning January 1 and
          ---------
ending December 31.

     1.12 TRUST FUND means the assets of the trust established and maintained
          ----------
according to the provisions of this Plan.

     1.13 TRUSTEE means any individual, life insurance company, bank or trust
          -------
company or a combination of the foregoing, which the employer has designated to manage and invest the assets of the Plan.

                                  ARTICLE II

                      ELIGIBILITY TO PARTICIPATE IN PLAN
                      ----------------------------------

     2.1  ELIGIBILITY AND ENTRY DATE.  Each eligible employee who is 18 years of
          --------------------------
age or older shall be eligible to participate in this Plan except as provided in this Article II. The eligible employee shall be eligible to elect to defer a percentage of his or her compensation on the first entry date occurring after the date the eligibility requirements (e.g., meeting the definition of an eligible employee in Section 1.5 and being at least 18 years of age) are met. The participant's salary deferrals shall commence with the payroll period beginning on the first day of the month that falls after the participant has properly completed and submitted an enrollment application and such application has been processed by the Plan Administrator and the employer's payroll department. It may take several days after an employee becomes an eligible employee before the employee will be able to enroll in the Plan. The Plan Administrator shall establish the enrollment procedures (e.g., require on-line enrollment) from time to time in its sole discretion.

     2.2  REEMPLOYMENT.  If a former plan participant is reemployed as an
          ------------
eligible employee, that person shall immediately renew participation in the plan as of his or her date of rehire.

     2.3  ELECTION AGAINST PARTICIPATION.  Any eligible employee may elect not
          ------------------------------
to participate in the Plan at any time for any reason in writing signed by the eligible employee, a copy of which is delivered to the employer.

     2.4  ENTRY DATES.  Plan entry dates shall be the first day of each month.
          -----------

                                  ARTICLE III

                            EMPLOYEE CONTRIBUTIONS
                            ----------------------

     3.1  ELECTION TO DEFER.  Each participant may elect, in the manner provided
          -----------------
by the Plan Administrator, to contribute from 1% to 15% of each of his or her compensation payments to a salary deferral account under the Plan, except that the aggregate of such contributions shall not for the plan year exceed the annual limitation on elective deferrals under Code (S) 402(g) in any taxable year, which limitation is increased as permitted by Internal Revenue Service publication to reflect cost-of-living adjustments ($9,500 for 1997). The employer may, from time to time, change the percentage of salary that may be deferred. Except as authorized by the Plan Administrator, all such contributions shall be by payroll reduction. Contributions shall be transferred to the trust fund on the earliest date by which they can reasonably be segregated from the employer's general assets, but in no event later than the 15th business day of the month following the month in which the employer receives or withholds the employee contributions. For purposes of determining the amount which may be deferred, only compensation earned while the participant is an eligible employee and making salary deferral contributions to the plan shall be considered. A participant may not defer more than 15% of any paycheck or other compensation payment. The 15% maximum limit on deferrals is applied per pay period not to the participant's annual compensation nor his or her total compensation earned while making salary deferral contributions to the Plan.

     3.2  DEFERRAL ELECTION DATES.  Upon reemployment, an employee may elect to
          -----------------------
contribute as of the day he or she is eligible to enter the Plan. All other employees or participants, including employees entering the plan initially, may elect to contribute effective as of the first day of the month that falls after the employee or participant has properly completed and submitted an enrollment application and such application has been processed by the Plan Administrator and the employer's payroll department. It may take several days after an employee becomes an eligible employee before the employee will be able to enroll in the Plan. The Plan Administrator shall establish the enrollment procedures (e.g., require on-line enrollment) from time to time in its sole discretion. Participants may change their contribution percentage effective as of the first day of any month subsequent to the date they request the change, provided, however, that the first month in which the change may apply shall not be earlier than the first month in which the change to the participant's payroll withholding can reasonably be made. An election to contribute may be made on any date prior to the effective date of the election, in the manner provided by the Plan Administrator.

     3.3  TERMINATING AN ELECTION TO DEFER.  A participant may terminate an
          --------------------------------
election to contribute as of the first day of any month, provided notice of termination has been given by the fifteenth day of the previous month in the manner provided by the Plan Administrator. If an employee terminates an election to contribute, he or she must wait until the next entry date before being eligible again to elect to contribute to the Plan.

     3.4  DISTRIBUTION OF EXCESS DEFERRALS.  Notwithstanding any other provision
          --------------------------------
of the Plan, excess deferrals (amounts in excess of the annual limitation on elective deferrals under Code (S) 402(g), as increased by a cost of living factor) and income allocable thereto may be distributed no later than April 15 to participants who claim for the preceding calendar year such excess deferrals under two or more plans or to participants who have such excess deferrals under this Plan. A participant may allocate excess deferrals to this Plan by submitting to the Plan Administrator no later than March 1 a statement specifying the excess deferral amount for the preceding calendar year and stating that, if such amount is not distributed, such excess deferral, when added to amounts deferred under other plans, exceeds the applicable annual limit. The excess deferrals distributed to a participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the excess deferral, shall in no event be less than the lesser of the participant's account under the Plan or the participant's elective deferrals for the calendar year.

                                  ARTICLE IV

                EMPLOYER MATCHING CONTRIBUTIONS AND FORFEITURES
                -----------------------------------------------

     4.1  EMPLOYER MATCHING CONTRIBUTIONS.  The employer shall contribute funds
          -------------------------------
to the Plan, from its current or retained profits, and use forfeitures to match a portion of each of a participant's salary deferral contributions. The employer contribution shall match 50% of each of a participant's salary deferral contributions up to six percent of the participant's compensation for the pay period for which the participant's salary deferral is made, for a maximum employer matching contribution of three percent of the compensation paid to the participant for such pay period. The matching contribution shall be allocated to the participant's employer contribution account. The employer may from time to time change the amount of the employer matching contribution, provided any decrease in the matching contribution formula must be effective only for matching elective deferrals after the date of change. Total employer contributions for any plan year shall not exceed the maximum amount which is deductible by the employer for federal income tax purposes. The employer contribution shall be transferred to the trust fund at such times as the employer determines, but such contributions shall in no event be transferred to the trust fund later than the time prescribed by law for the employer to obtain a federal income tax deduction for the plan year for which the contribution is made. Employer contributions shall be credited to participants' employer contribution accounts as of the date of receipt by the plan. For purposes of determining the amount of matching contributions a participant will receive, only compensation earned while the participant is an eligible employee and making salary deferral contributions to the Plan shall be considered. The 3% limit on employer matching contributions is applied to each paycheck given or other compensation payment made to the participant. The 3% limit on matching contributions is applied per pay period, and not to the participant's annual compensation nor his or her total compensation earned while making salary deferral contributions to the Plan. Notwithstanding the foregoing, any participant whose salary deferrals cease because the Code Section 402(g) limit is reached, and not because the Participant terminated his or her election to defer, shall have his or her compensation earned after the Code Section 402(g) limit was reached considered when determining the maximum amount of matching contributions to be allocated to his or her account. Matching contributions will continue to be made to such participant's account until the match equals the lesser of 50% of his or her deferrals or 3% of the participant's compensation earned while the participant's salary deferral election was in effect (including compensation earned after deferrals reached the applicable 402(g) limit). The amount of the matching contributions made for pay periods occurring after the participant's salary deferral amount reached the 402(g) limit shall be calculated by multiplying the lesser of (i) 3% or (ii) one half of the participant's salary deferral election which was in effect when the 402(g) limit was reached, by his or her compensation for each pay period occurring after the limit was reached.

     4.2  ALLOCATION OF FORFEITURES.  As of the end of each plan year,
          -------------------------
forfeitures which have become available for allocation during such year because of the completion of benefit distributions to terminated participants or terminated participants' completion of a one-year period of severance pursuant to Section 5.6 shall be used first to restore previously forfeited amounts to the employer contribution accounts of former employees who are reemployed before sustaining five consecutive one-year periods of severance. Any remaining forfeiture amounts shall be used to reduce the employer matching contribution for the subsequent plan year. While this Plan is a multiple employer plan (as described in Code (S)413(c)), forfeitures with respect to employees who terminate employment with one employer (as defined in Treasury Regulation

(S)1.413-2(a)(2)) shall be used first to restore previously forfeited amounts to the employer contribution accounts of former employees of such employer who are reemployed before sustaining five consecutive one-year periods of severance.
Any remaining amounts from such forfeitures shall be used to reduce the employer matching contribution for the employees of such employer for the subsequent plan year and, if any forfeitures remain after the employer matching contributions for that employer are made for such plan year, such remaining forfeitures shall be used to reduce the employer matching contributions of other employers in the Plan.

                                   ARTICLE V

                          VESTING - YEARS OF SERVICE
                          --------------------------

     5.1  EMPLOYEE CONTRIBUTIONS. Each participant shall be 100% vested in all
          ----------------------
amounts in his or her salary deferral account.

     5.2  EMPLOYER CONTRIBUTIONS.   A participant whose employment is terminated
          ----------------------
on or after reaching age 65, whose employment is terminated because of a total and permanent disability, or who dies while employed, shall be 100% vested in all amounts in his or her employer contribution account. All other participants who terminate shall be entitled to the vested percentage of their employer contribution account determined in accordance with the following schedule:

     Years of Service        Vested Percentage         Forfeited Percentage
     ----------------        -----------------         --------------------
     Less than 2                      0%                       100%
     2 or more years                100%                         0%

In computing years of service, all of an employee's years of service shall be taken into account, except that if an employee has five or more consecutive one-year periods of severance, years of service after such period of severance shall not be taken into account for purposes of determining the nonforfeitable percentage of the employee's accrued benefit derived from employer contributions which accrued before the period of severance. Preparticipation service with certain companies as set forth in Appendix II, attached hereto and incorporated herein, shall be counted toward vesting.

     Effective July 8, 1997, an employee who (i) first becomes employed by Microsoft Corporation ("Microsoft") or one of its affiliates (within the meaning of Code Sections 414(b), (c), (m) or (o)) on or after July 8, 1997, and (ii) was previously employed by a company (or a trade or business thereof, hereinafter "Former Employer") which was acquired by or merged with

Microsoft (or an affiliate of Microsoft), shall receive credit for his or her period of service with such Former Employer towards satisfying the vesting service requirements of this Plan, provided, however, that the credit shall only be given to those employees whose employment with Microsoft or one of its affiliates is connected with Microsoft's (or its affiliate's) acquisition of or merger with such Former Employer. This vesting service credit shall be granted effective as of the effective date of the closure of the acquisition of the Former Employer by, or the merger of the Former Employer with, Microsoft (or its affiliate). For informational purposes, the list of Former Employers for which vesting service credit is granted after July 8, 1997 shall be added to Appendix II from time to time, but pursuant to this Section 5.2, the grant of such service credit shall be effective regardless of whether or when the name of the Former Employer is added to Appendix II. In the event a plan of the Former Employer is merged into this Plan, any service credit shall be as specified in Appendix V hereto. Notwithstanding the foregoing, no vesting service credit shall be granted under this paragraph for service with any Former Employer to the extent that this Plan is amended, prior to the closure of the acquisition of or merger with such Former Employer, to expressly deny service credit with respect to service with such Former Employer. Notwithstanding the foregoing, each participant with a positive employer contribution account balance in the Plan on or after March 2, 2000 shall be 100% vested in all amounts that are in his or her employer contribution account on or after March 2, 2000.

     5.3  YEARS OF SERVICE.  An employee's years of service at any date shall
          ----------------
equal the number of years, including fractional portions of years, which have elapsed between the date the employee first performed an hour of service, or first performed an hour of service upon reemployment, and the date a period of severance begins. If a period of severance is less than twelve months, the period of severance shall be included in determining years of service.

     5.4  HOUR OF SERVICE.  An hour of service means each hour for which an
          ---------------
employee is paid or entitled to payment for the performance of duties for the employer.

     5.5  PERIOD OF SEVERANCE.  A period of severance is a period which begins
          -------------------
on the earlier of (i) the date the employee quits, is discharged, retires, dies; or (ii) the first anniversary of the date the employee is absent from service for any other reason, such as disability leave, vacation, or leave of absence; and which ends when the employee performs an hour of service upon reemployment. However, if an employee is absent from employment for maternity or paternity reasons, the period of severance shall begin on the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work is neither a year or fractional year of service, nor a period of severance. An absence for maternity or paternity reasons includes an absence because of the following: pregnancy of the individual, birth of a child of the individual, placement of a child with the individual in connection with the adoption of such child by such individual or caring for such child for a period beginning immediately following such birth or placement.

     5.6  FORFEITURES.  If, prior to incurring a one-year period of severance,
          -----------
a participant who is zero percent vested in his or her employer contribution account receives a distribution of his or her entire vested interest in the Plan (e.g., salary deferrals, rollovers) on or due to his or her termination of participation in the Plan, the participant's entire employer contribution account shall be forfeited as of the date of such distribution. If a terminated participant who is zero percent vested in his or her employer contribution account does not receive a distribution of his or her entire vested interest in the Plan prior to incurring a one-year period of severance, his or her entire employer contribution account shall be forfeited as of a date chosen by the Plan Administrator which is on or after the date the participant completes a one-year period of severance. Forfeited amounts shall be transferred to a separate forfeiture suspense account and made available for allocation as set forth in
Article IV. If a terminated participant whose employer contribution account has been forfeited due to either the receipt of a distribution or the occurrence of a one-year period of severance is reemployed before sustaining five consecutive one-year periods of severance, any amount forfeited shall be restored to his or her employer contribution account, unadjusted by any gains or losses. If a reemployed participant's forfeiture was due to receipt of a distribution, the participant shall have neither the right nor obligation to repay the distributed amount to the Plan. Restorations of accounts shall be funded first from forfeitures held in the suspense account, and if such forfeiture amounts in the suspense account are not sufficient to restore the accounts, then from additional Company contributions. While this Plan is a multiple employer plan, the employer with the primary responsibility to make any Company contributions that are required to restore a rehired employee's account shall be the employer from which the employee terminated prior to being rehired. Upon the complete termination of the Plan, any terminated participant who, prior to the Plan's date of termination, had not (i) incurred five consecutive one-year periods of severance, nor (ii) received a distribution of his or her entire vested interest in the Plan, shall have any amount which was forfeited due to the prior occurrence of a one-year period of severance restored, unadjusted by any gains or losses, and such restored amount shall be nonforfeitable.

                                  ARTICLE VI

                    PARTICIPANTS' ACCOUNTS AND INVESTMENTS
                    --------------------------------------

     6.1  INDIVIDUAL ACCOUNTS.    The trustee shall maintain records to show
          -------------------
the interest in the Plan of each participant and former participant. Such records shall be in the form of individual accounts. When appropriate, a participant shall have two accounts, a salary deferral account and an employer contribution account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the trust fund to each account shall not be required. Notwithstanding the foregoing, to the extent provided in a written loan policy, a loan made to a participant will be treated as a participant direction of investment. The participant alone shares in any principal and interest paid on the loan, and he or she alone bears any expense or loss incurred in connection with the loan. The Trustee will reflect the participant's loan on his or her account. Distributions and withdrawals made from an account shall be charged to the account as of the date paid. Each participant and former participant shall be advised from time to time, but at least once a year, as to the status of his or her account or accounts.

     6.2  INVESTMENT FUNDS.    The trust fund shall consist of the following
          ----------------
investment funds: common stock funds, bond funds, income funds, money market funds, the Microsoft Corporation stock fund, and any other funds or investment vehicles selected by the employer, including without limitation participant directed brokerage accounts. The employer may change the investment funds from time to time. Each participant and former participant shall direct the trustee as to what portion of his or her accounts shall be deposited in each fund (or, in the case of a Participant loan pursuant to Article XIX, what portion of his or her account shall be loaned). If a participant or former participant wishes to utilize more than one investment fund, he or she shall designate the percentage of his or her account balances to be invested in each fund, and the percentages designated shall be in 1% increments. The trust fund may hold qualified employer securities and qualified employer real estate in any amount. The Plan is intended to constitute a plan described in ERISA (S) 404(c), and the fiduciaries of the Plan may be relieved in accordance with ERISA (S) 404(c) of liability for any losses which are the direct and necessary result of investment instructions given by a participant or former participant.

     6.3  CHANGING ACCOUNT INVESTMENTS.  Up to six times in any plan year, a
          ----------------------------
participant may change his or her direction as to the funds into which his or her account will be invested. The Plan Administrator may change the number of times that changes may be made, and the procedures for making changes in investment elections, at any time and from time to time.

     6.4  PROCEDURES. The Plan Administrator shall adopt such rules and
          ----------
procedures as it deems advisable with respect to the direction of Plan investments by participants, including without limitation the procedure for allocating and charging fees, expenses or other charges connected with certain investment funds to the accounts of those participants who choose to invest in such funds. Any such rules and procedures shall be applied in a nondiscriminatory manner.

     6.5  VALUATION OF ACCOUNTS.  As often as directed by the employer, the
          ---------------------
trustee shall value the trust fund assets at fair market value and the Plan Administrator shall adjust the net credit balances in the accounts of participants and former participants, upward or downward, to reflect the allocation to the participant's or former participant's account of investment earnings, gains and losses, expenses paid out of the trust fund, and contributions made and allocated to and distributions and withdrawals from the participant's or former participant's account. In addition, as of the end of the fiscal quarter of each plan year and at such other times as the Plan Administrator shall reasonably determine, the Plan Administrator shall adjust the net credit balances in the accounts of participants and former participants in the trust fund, upward or downward, pro rata, so that the aggregate of such net credit balances will equal the net worth of each investment fund of the trust fund, using fair market values as determined by the trustee and after such net worth for the appropriate investment fund has been reduced by any expenses (to the extent not paid directly by the employer), withdrawals, distributions and transfers chargeable to that investment fund which have been incurred but not yet paid. All determinations made by the trustee with respect to fair market values and net worth shall be made in accordance with generally accepted principles of trust accounting, and such determinations when so made by the trustee shall be conclusive and binding upon all persons having an interest under the Plan.

                                  ARTICLE VII

       PAYMENT OF ACCOUNT BALANCES UPON TERMINATION, DEATH, DISABILITY,
       ----------------------------------------------------------------

                     QUALIFIED DOMESTIC RELATIONS ORDERS,
                     ------------------------------------

                           SALE OF TRADE OR BUSINESS
                           -------------------------

     7.1  TERMINATION OF EMPLOYMENT.  Upon termination of employment for any
          -------------------------
reason other than death or disability, the participant shall elect to receive his or her balances upon termination or upon reaching age 65, or on any date between termination and age 65 at the participant's election, except that if the value of the participant's accounts does not exceed $5,000 (and did not exceed $5,000 at the time of any prior distribution), payment shall be made as soon as practicable after termination. Account balances shall be valued as of the most recent valuation date prior to date of payment and shall be paid in a single cash payment, except that the participant or former participant may elect to receive any or all of the shares allocated to him or her in the Microsoft Corporation stock fund. Account balances shall be distributed no later than 60 days after the latest of (i) the plan year in which the participant terminates or (ii) the plan year in which the participant reaches age 65. Notwithstanding the foregoing, a person's entire interest must be distributed, or must begin to be distributed, no later than the first day of April following the calendar year in which the participant reaches age 70-1/2. Furthermore, benefit payments will not be made to a participant who has a vested account balance greater than $5,000, prior to the participant attaining age 70 1/2 unless and until the participant files a proper claim for benefits with the Plan Administrator.

     7.2  PAYMENT AT 59-1/2. A participant may elect to receive a distribution
          -----------------
of all or a portion of his or her vested account balance or balances under this Plan upon or after reaching age 59-1/2. Payment shall be made in a single cash payment, except that the participant may elect to receive any or all of the shares allocated to him or her in the Microsoft Corporation stock fund.

     7.3  PAYMENT OF ACCOUNT BALANCES UPON DEATH.  If a participant dies while
          --------------------------------------
employed, his or her employer contribution account shall be 100% vested. Each participant shall designate a beneficiary or beneficiaries to receive all amounts credited to his or her accounts in the event of the participant's death. The accounts shall be valued as of the most recent valuation date prior to payment and shall be paid to the designated beneficiary or beneficiaries as soon as feasible after the death. Payment shall be made in a single cash payment, except that the beneficiary or beneficiaries may elect to receive any or all of the shares allocated to him or her in the Microsoft Corporation stock fund. Notwithstanding the foregoing, if the deceased participant's vested account balance exceeds $5,000 and the designated beneficiary is the participant's spouse, the spouse may elect to delay distribution of the lump sum amount until any date on or before the date the Participant would have been age 65. If the deceased participant's vested account balance exceeds $5,000 and the beneficiary is a designated beneficiary who is not the participant's spouse, the beneficiary may elect to delay distribution of the lump sum amount until any date on or before the end of the calendar year in which the fifth anniversary of the participant's date of death occurs. Beneficiaries who are not designated beneficiaries may not delay distribution of the death benefit. If a participant is married, the participant may not designate a beneficiary other than his or her spouse without the spouse's written consent which has been witnessed by a plan representative or a notary public. If a participant fails to designate a beneficiary, or the participant has no surviving beneficiary, the amounts payable to a married participant shall be distributed to his or her spouse and the benefits of a single participant shall be distributed to his or her estate.

     7.4  PAYMENT OF ACCOUNT BALANCES UPON DISABILITY. If a participant's
          -------------------------------------------
employment is terminated prior to retirement because of a total and permanent disability, the employer contribution account shall be 100% vested and payment of the participant's account balances shall be made as soon as practicable. A participant shall be deemed to be totally and permanently disabled if the participant meets the definition of having a total disability under the employer-provided long-term disability plan. The participant's accounts shall be valued as of the most recent valuation date prior to payment and shall be paid in a single cash payment within sixty (60) days after the disability has been established under this section, except that the participant may elect to receive any or all of the shares allocated to him or her in the Microsoft Corporation stock fund. Notwithstanding the foregoing, if the value of the disabled participant's accounts exceeds $5,000 (or exceeded $5,000 at the time of a prior distribution), the participant may elect to delay receipt of the balance of his or her accounts until reaching age 65. Notwithstanding the foregoing, benefit payments will not be made to a participant who has a vested account balance greater then $5,000, prior to the participant attaining age 70 1/2 unless and until the participant files a proper claim for benefits.

     7.5  EARLY RETIREMENT. Upon reaching age 55, a participant may elect early
          ----------------
retirement and terminate employment. Each such participant shall receive the value of his or her salary deferral account and the vested portion of his or her employer contribution account, which shall be paid in the time and manner described in Section 7.1.

     7.6  DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS. Distribution
          -------------------------------------------------------
to an alternate payee under a qualified domestic relations order as defined in Code (S) 414(p) may be made at any time, including prior to the participant's attainment of earliest retirement age if the court order specifies distribution at an earlier time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution and the alternate payee consents to the distribution.

          7.6.1  Qualified Status of Order. The Plan Administrator shall
                 -------------------------
establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator shall promptly notify the participant and any alternate payee named in the order in writing of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the participant and each alternate payee in writing of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

          7.6.2  Amounts Payable During Determination Process. If any portion of
                 --------------------------------------------
the participant's nonforfeitable accrued benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Trustee shall make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the amounts shall be payable in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the amounts shall be payable in the manner in which they would be distributed if the order did not exist. The order shall be applied prospectively if the Plan Administrator determines after the 18 month period that the order is a qualified domestic relations order.

          7.6.3  Investment of Amounts Payable. To the extent it is not
                 -----------------------------
inconsistent with the provisions of the qualified domestic relations order, any partitioned funds payable to the alternate payee(s) may be invested in a segregated subaccount and may be invested in fixed income investments or, at the direction of the alternate payee(s), in any investment funds available to participants. If an order specifies that the alternate payee is entitled to any portion of the account of a participant who has an outstanding Plan loan, the loan will continue to be held in the participant's account and will not be transferred to an account for the alternate payee. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs. The Trustee shall make any payments or distributions to the alternate payee(s) by separate benefit checks or other separate distribution.

     7.7  SALE OF TRADE OR BUSINESS. Distributions may also be made in the event
          --------------------------
of termination of the Plan, or any part thereof, as described in Code (S) 401(k)(a)(A)(i) and the regulations thereunder, or a disposition of the assets of a trade or business or the stock of a subsidiary with respect to employees who continue employment with the acquiring corporation or subsidiary as described in Code (S) 401(k)(10)(A)(ii) and (iii) and the regulations thereunder. In no event may amounts attributable to 401(k) elective deferrals be distributed earlier than upon one of the following events:

          (a) Retirement, death, disability or separation from service (see Code (S) 401(k)(10)(A)(i));

          (b) Termination of this Plan without establishment of a successor plan (see Code (S) 401(k)(10)(A)(i));

          (c)    The employee's attainment of age 59-1/2;

          (d) The sale or other disposition by a corporation to an unrelated corporation, which does not maintain this Plan, of substantially all of the assets used in a trade or business, but only with respect to employees who continue employment with the acquiring corporation (see Code (S)
401(k)(10)(A)(ii));

          (e) The sale or other disposition by a corporation of its interest in a subsidiary to any unrelated entity which does not maintain this Plan, but only with respect to employees who continue employment with the subsidiary (see Code
(S) 401(k)(10)(A)(iii)).

     7.8  NOTICE OF RIGHT TO DEFER PAYMENT. A participant whose total account
          ---------------------------------
balances exceed (or have exceeded at the time of a prior distribution) $5,000 shall be given an explanation of the optional forms of benefit available, and of his or her right to defer receipt of distribution. If a participant fails to consent to an immediate distribution, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Code (S) 401(a)(9). Notice of the rights specified under this
Section 7.8 shall be provided no less than 30 days and no more than 90 days before the "Annuity Starting Date." The "Annuity Starting Date" is the first day on which all events have occurred which entitle the participant to receive a distribution (e.g., termination of employment, consent to distribution). Distribution may commence less than 30 days after the notice required under
Section 1.411(a)-11(c) of the Income Tax Regulations is given if:

          (A) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (B) the participant, after receiving the notice, affirmatively elects a distribution.

Written consent of the participant to the distribution must not be made before the participant receives the notice and must not be made more than 90 days before the Annuity Starting Date. No consent shall be valid if a significant detriment is imposed under the plan on any participant who does not consent to the distribution. Consent to an immediate distribution is not required after the participant has reached age 65 or has died.

     7.9  DIRECT ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the
          -----------------------------
Plan to the contrary and subject to the following limitations, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan. Direct rollovers may not be divided among several plans. A participant may elect to receive a distribution partly as a direct rollover and partly in a direct payment to the participant only if the direct rollover amount equals or exceeds $500.

     The following definitions shall apply to this section 7.9:

          (a)  Eligible Rollover Distribution. An eligible rollover distribution
               ------------------------------
is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

               (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

               (ii)  any mandatory minimum distribution at age 70 1/2 under Code
(S) 401(a)(9); and

               (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b)  Eligible Retirement Plan. An eligible retirement plan is an
               ------------------------
individual retirement account described in Code (S) 408(a), an individual retirement annuity described in Code (S) 408(b) (other than an endowment contract), an annuity plan described in Code (S) 403(a), or a qualified trust described in Code (S) 401(a) of a defined contribution plan, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c)  Distributee. A distributee includes an employee or former
               -----------
employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code (S) 414(p), are distributees with regard to the interest of the spouse or former spouse.

                                 ARTICLE VIII

                             HARDSHIP WITHDRAWALS
                             --------------------

     If a participant has a financial hardship, the participant may withdraw so much of the following amount as is necessary to meet the hardship:

     (a) his or her salary deferral contributions plus net investment gains and earnings on such deferrals as of December 31, 1988, plus

     (b) his or her salary deferral contributions made after December 31, 1988, minus

     (c) any prior withdrawals, distributions, assignments via qualified domestic relations orders, expenses and net investment losses made or incurred with respect to the amounts described in (a) or (b) above.

     The salary deferral contributions will be valued as of the valuation date on or immediately before the withdrawal. Hardship withdrawals may not be made from net investment gains and earnings which have accrued after December 31, 1988 on salary deferral contributions. Notwithstanding the foregoing, a participant who has an outstanding loan from the Plan (or must take such a loan prior to the hardship distribution pursuant to this
     Article VIII) may not take a hardship distribution in an amount which exceeds 40% of his or her vested account balance.

          A hardship withdrawal shall be available for any of the following reasons:

     (a) Medical expenses incurred by the participant, the participant's spouse, or any dependents of the participant or expenses necessary for those persons to obtain medical care;

     (b) Purchase (excluding mortgage payments) of a principal residence for the participant;

     (c) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the participant, his or her spouse, children or dependents;

     (d) Preventing the eviction of the participant from his or her principal residence or foreclosure on the mortgage of the participant's principal residence; or

     (e) Need due to critical financial emergencies, defined as circumstances of sufficient severity that a participant is confronted by present or impending financial ruin. The need shall be based on the participant's net worth statement, which shall form an objective criterion for determining hardship.

     A participant who receives a hardship distribution

     (a) shall not receive a distribution in excess of the participant's immediate and heavy financial need;

     (b) shall, prior to the distribution, have exercised all vested stock options and received all other distributions and loans available under all plans maintained by the employer;

     (c) shall not make elective contributions or have nonelective participant contributions made to this Plan or any other retirement plan, stock purchase plan, stock option or similar plan of the employer, until the first January 1 or July 1 following the one-year anniversary of the date the hardship distribution is made; and

     (d) shall not make contributions to any plan of the employer, including this Plan, for his or her tax year immediately following the tax year in which the hardship distribution was received, in excess of (i) the annual limit applicable under Code (S) 402(g) ($9,500 for 1997), as increased by a cost of living factor, minus

          (ii) the amount of participant contributions in the tax year of the hardship distribution.

Hardship withdrawals may not be taken from a Participant's employer contribution account, rollover account, or acquisition rollover account. Amounts transferred from the plans of other employers pursuant to a plan merger (e.g., see Appendix V to this Plan) or plan-to-plan transfer of plan assets may in some cases by held in the acquisition rollover account, and therefore be unavailable for hardship withdrawals.

                                  ARTICLE IX

              LIMITATIONS ON EMPLOYEE AND EMPLOYER CONTRIBUTIONS
              --------------------------------------------------

     9.1  LIMITATIONS ON TOTAL CONTRIBUTIONS TO ACCOUNTS. Notwithstanding
          ----------------------------------------------
anything in this Plan to the contrary, the total of employee and employer contributions and forfeitures allocated to a participant's accounts under this and any other employer sponsored defined contribution plan for any year shall not exceed the applicable limits described in Code (S) 415 (e.g., the lesser of (i) 25% of the participant's compensation (as defined in Section 9.9), or (ii) $30,000). Effective March 31, 1988, the year used to determine the limits on annual additions shall be the calendar year. If such additions exceed the limitation, the Plan shall distribute to the participant the participant's elective deferrals to this Plan (within the meaning of Code (S) 402(g)(3)) and any gains attributable thereto to the extent that the distribution would reduce the excess amounts in the participant's account (see Treasury Regulations (S) 1.415-6(b)(6)(iv)). Any remaining excess annual additions to the participant's account for the year shall be used to reduce future employer contributions pursuant to Treasury Regulation (S) 1.415-6(b)(6)(ii).

     9.2  AVERAGE ACTUAL DEFERRAL PERCENTAGE TESTS. With respect to participant
          ----------------------------------------
contributions in a plan year, the actual deferral percentage shall satisfy one of the tests described in (a) or (b) below. (Definitions of words used in the tests are given in Section 9.9.)

          (a) The average actual deferral percentage for eligible participants who are highly compensated employees for the plan year shall not exceed the average actual deferral percentage for eligible participants who are non-highly compensated employees for the plan year multiplied by 1.25;

          (b) the average actual deferral percentage for eligible participants who are highly compensated employees for the plan year shall not exceed the average actual deferral percentage for eligible participants who are non-highly compensated employees for the plan year multiplied by 2, provided that the average actual deferral percentage for eligible participants who are highly compensated employees does not exceed the average actual deferral percentage for eligible participants who are non-highly compensated employees by more than two
(2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any highly compensated employee.

     9.3  ELECTIVE DEFERRALS OR QUALIFIED EMPLOYER DEFERRAL CONTRIBUTIONS UNDER
          ---------------------------------------------------------------------
TWO OR MORE PLANS OR ARRANGEMENTS. The actual deferral percentage for any
---------------------------------
eligible participant who is a highly compensated employee for the plan year and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in Code (S) 401(k) that are maintained by the employer or an affiliated employer shall be determined as if all such elective deferrals and qualified employer deferral contributions were made under a single arrangement.

     9.4  ELECTIVE DEFERRALS, QUALIFIED EMPLOYER DEFERRAL CONTRIBUTIONS, AND
          ------------------------------------------------------------------
COMPENSATION OF FAMILY MEMBERS. For purposes of determining the actual deferral
------------------------------
percentage of a participant who is a highly compensated employee subject to the family aggregation rules of Code (S) 414(q)(6), the elective deferrals, qualified employer deferral contributions and compensation of such participant shall include the elective deferrals, qualified employer deferral contributions and compensation of family members, and such family members shall be disregarded in determining the actual deferral percentage for participants who are non-highly compensated employees.

     The determination and treatment of the elective deferrals, qualified nonelective contributions and actual deferral percentage of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     9.5  ACTIONS AVAILABLE WHEN TESTS UNSATISFIED. In the event that the Plan
          ----------------------------------------
Administrator shall at any time have reasonable cause to conclude that neither of the tests will be satisfied for a plan year, then the Plan Administrator shall take such actions as the Plan Administrator deems necessary in accordance with Appendix III, attached hereto and incorporated herein.

     9.6  DISTRIBUTION OF EXCESS CONTRIBUTIONS. Excess contributions and income
          ------------------------------------
allocable thereto shall be distributed no later than the last day of each plan year to participants on whose behalf such excess contributions were made for the preceding plan year. "Excess contributions" shall mean the difference between the participant contributions made by highly compensated employees and the maximum amount of allowable participant contributions for those employees. The income allocable to excess contributions shall be determined by multiplying income allocable to the participant's elective deferrals and qualified employer deferral contributions for the plan year by a fraction, the numerator of which is the excess contribution on behalf of the participant for the preceding plan year and the denominator of which is the sum of the participant's account balances attributable to elective deferrals and qualified employer deferral contributions on the last day of the preceding plan year. The excess contributions which would otherwise be distributed to the participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the amount of excess deferrals distributed to the participant; shall, if there is a loss allocable to the excess contributions, in no event be less than the lesser of the participant's account under the Plan or the participant's elective deferrals and qualified employer deferral contributions for the plan year. Amounts distributed under this section shall be treated as distributions from the participant's elective deferral account and shall be treated as distributed from the participant's qualified employer deferral contribution account only to the extent such excess contributions exceed the balance in the participant's elective deferral account.

     9.7  AVERAGE CONTRIBUTIONS PERCENTAGE TESTS.  With respect to participant
          --------------------------------------
contributions and employer matching contributions, the average contribution percentage shall satisfy one of the tests described in, (a) or (b) below (definitions of words used in the tests are given in Section 9.9).

          (a) The average contribution percentage for eligible participants who are highly compensated employees for the plan year shall not exceed the average contribution percentage for eligible participants who are non-highly compensated employees for the plan year multiplied by 1.25;

          (b) the average contribution percentage for eligible participants who are highly compensated employees for the plan year shall not exceed the average contribution percentage for eligible participants who are non-highly compensated employees for the plan year multiplied by 2, provided that the average contribution percentage for eligible participants who are highly compensated employees does not exceed the average contribution percentage for eligible participants who are non-highly compensated employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any highly compensated employee.

     9.8  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.  Excess aggregate
          ----------------------------------------------
contributions and income allocable thereto shall be distributed no later than the last day of each plan year to participants to whose accounts employee contributions or matching contributions were allocated for the preceding plan year. "Excess aggregate contributions" shall mean the amount described in Code
(S) 401(m)(6)(B). The income allocable to excess aggregate contributions shall be determined by multiplying the income allocable to the participant's employee contributions and matching employer contributions for the plan year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the participant of the preceding plan year and the denominator of which is the sum of the participant's account balances attributable to employee contributions and matching employer contributions on the last day of the preceding plan year. The excess aggregate contributions to be distributed to a participant shall be adjusted for income, and, if there is a loss allocable to the excess aggregate contribution, shall in no event be less than the lesser of the participant's account under the Plan or the participant's employee contributions and matching contributions for the plan year. Excess aggregate contributions shall be distributed from the participant's matching contribution account in proportion to the participant's employee contributions and matching contributions for the plan year.

     9.9  DEFINITIONS APPLICABLE TO DISCRIMINATION TESTS.  For purposes of this
          ----------------------------------------------
Article, the following definitions shall be used:

     Actual deferral percentage shall mean the ratio (expressed as a percentage)
     --------------------------
of effective deferrals and qualified employer deferral contributions on behalf of the eligible participant for the plan year to the eligible participant's compensation for the plan year.

     Average actual deferral percentage shall mean the average (expressed as a
     ----------------------------------
percentage) of the actual deferral percentages of the eligible participants in a group.

     Compensation shall mean wages within the meaning of Code (S) 3401(a) and
     ------------
all other payments of compensation to an employee by his employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Code (S)(S) 6041(d), 6051(a)(3), and 6052. Compensation excludes amounts paid or reimbursed by the employer for moving expenses incurred by an employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the employee under Code (S) 217. Compensation shall be determined without regard to any rules under Code (S) 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code (S) 3401(a)(2)). For purposes of performing the average actual deferral percentage test and the average contributions percentage test, the annual compensation of each employee taken into account shall not exceed the limitation under Code (S) 401(a)(17), which is the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 ($160,000 in 1997), as adjusted by the Commissioner for increases in the cost of living in accordance with Code (S) 401(a)(17)(B). In addition, in performing the average actual deferral percentage test and the average contributions percentage test for any year, Microsoft Corporation may elect to include in the definition of compensation for all employees the elective contributions that are made by the employer on behalf of its employees that are not includible in gross income under Code (S) 125 (cafeteria plan) or Code (S) 402(e)(3) (cash or deferred arrangement).

     Elective deferrals shall mean contributions made to the Plan during the
     ------------------
plan year by the employer, at the election of the participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

     Eligible participant shall mean any employee of the employer who is
     --------------------
otherwise authorized under the terms of the Plan to have elective deferrals or qualified employer deferral contributions allocated to his or her account for the plan year.

     Family Member shall mean an individual described in Code (S) 414(q)(6)(B).
     -------------

     Highly Compensated Employee shall mean an individual described in Code (S)
     ---------------------------
414(q).

     Inactive Participant shall mean any employee or former employee who has
     --------------------
ceased to be an eligible employee and on whose behalf an account is maintained under the Plan.

     Matching contribution shall mean any contribution to the Plan made by the
     ---------------------
employer for the plan year and allocated to a participant's account by reason of the participant's employee contributions or elective deferrals.

     Non-highly compensated employee shall mean an employee of the employer who
     -------------------------------
is neither a highly compensated employee nor a family member.

     Participant shall mean any employee of the employer who has met the
     -----------
eligibility and participation requirements of the Plan.

     Qualified employer deferral contributions shall mean qualified nonelective
     -----------------------------------------
contributions taken into account under the terms of the Plan in determining the actual deferral percentage.

     Qualified nonelective contributions shall mean contributions (other than
     -----------------------------------
matching contributions) made by the employer and allocated to participants' accounts that the participant may not elect to receive in cash until distributed from the Plan; that are 100 percent vested and nonforfeitable when made; and that are not distributable under the terms of the Plan to participants or their beneficiaries except in events upon which elective deferrals may be distributed as described in Section 7.7(a) through (e) of this Plan.

                                   ARTICLE X

                            ROLLOVER CONTRIBUTIONS
                            ----------------------

     10.1  PERMITTED ROLLOVERS. Subject to terms and conditions established by
           -------------------
the Plan Administrator, an employee, whether or not a participant, may transfer rollover or direct rollover amounts to the trust from other eligible retirement plans as permitted under, and pursuant to the provisions of, Code (S)(S) 402(c) and 401(a)(31), respectively. The Plan Administrator shall require written certification that the contribution qualifies under Code (S)(S) 402(c) or 401(a)(31), respectively.

     10.2  VESTING AND ACCOUNTING. Rollover contributions and earnings shall be
           ----------------------
100% vested and shall be accounted for separately in a rollover account. All rollover contributions shall be invested and reinvested along with the assets of the Plan and treated in all respects as other assets of the Plan.

     10.3  DISTRIBUTION UPON TERMINATION. The rollover account shall be
           -----------------------------
distributed at the same time and in the same manner as the employee's other accounts. If an employee terminates with no other amounts payable from this Plan, the rollover account shall be valued as of the valuation date coinciding with or preceding the date of termination and shall be paid in a single sum within 60 days after the end of the plan year.

                                  ARTICLE XI

                                ADMINISTRATION
                                --------------

     11.1  NAMED FIDUCIARY. The employer and the Plan Administrator are named
           ---------------
fiduciaries for purposes of ERISA. The Plan Administrator is the named fiduciary with the authority to control and manage the operation and administration of the Plan, and is the "administrator" of the Plan within the meaning of ERISA Section 3(16)(A).

     11.2  PLAN ADMINISTRATOR. The Plan Administrator may from time to time
           ------------------
employ agents to aid in the administration of the Plan. The Plan Administrator shall have the sole power and discretion to interpret and construe the provisions of this Plan and to determine all questions, including both interpretive and factual questions arising in connection with the administration, interpretation and application of the Plan, and shall supply any omission or reconcile any inconsistency in the Plan. The Plan Administrator's authority includes, without limitation, the sole authority to interpret and construe the Plan and determine a participant's eligibility to participate in the Plan and to receive benefits, and amount of benefits, if any. Any such action shall be final and conclusive upon all persons. The Plan Administrator shall decide any disputes which may arise under this Plan relative to the rights of employees, past and present, and their beneficiaries. Further, the Plan Administrator shall adopt such rules as it deems necessary, and give instructions and directions to the trustee as necessary and, in general, shall direct the administration of the Plan. The Plan Administrator's authority includes, but is not limited to, the following:

           a. to compute, certify, and direct the trustee with respect to the amount and the kind of benefits to which any participant shall be entitled hereunder;

           b. to authorize and direct the trustee with respect to all nondiscretionary or otherwise directed disbursements from the trust;

           c. to compute and certify to the employer and to the trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

           d. to consult with the employer and the trustee regarding the short and long-term liquidity needs of the Plan in order that the trustee can exercise any investment discretion in a manner designed to accomplish specific objectives; and

           e. to prepare and implement a procedure to notify eligible employees that they may elect to have a portion of their compensation deferred or paid to them in cash.

     11.3  FACILITY OF PAYMENTS. Whenever, in the Plan Administrator's opinion,
           --------------------
a person who is entitled to receive any payment of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Plan Administrator may direct the trustee to make payments to such person or to the participant's legal representative or to a relative or friend of the participant for his or her benefit. Any payment of a benefit or installment thereof made in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under this Plan.

     11.4  APPOINTMENT OF INVESTMENT MANAGER. The employer shall have the
           ---------------------------------
authority described in ERISA (S) 402(c)(3) to appoint one or more investment managers and contract with each for management of any part of the trust fund for a reasonable fee. Selection and retention of an investment manager shall be in the trustee's discretion. Each investment manager shall have the power to manage, acquire, and dispose of the part of the trust fund designated by the employer. The investment manager shall have no responsibility for plan operation or administration.

     11.5  INVESTMENT MANAGER AND TRUSTEE. If an investment manager is
           ------------------------------
appointed:

           (a) The trustee shall segregate the trust fund or any part thereof into one or more investment accounts. The trustee shall appoint an investment manager for each account and designate the part of the trust fund to be managed by each investment manager.

           (b) The trustee may terminate at any time the authority of an investment manager to manage an account. In such event or upon resignation of an investment manager, the trustee may appoint a successor investment manager for the account.

           (c) Each investment manager to whom any fiduciary responsibility with respect to the Plan or the trust funds allocated is delegated, shall discharge such responsibility in accordance with the standards set forth in ERISA 404(a) and shall acknowledge such responsibility in writing.

     11.6  DELEGATION OF AUTHORITY AND DUTIES BY PLAN ADMINISTRATOR. The 401(k)
           --------------------------------------------------------
Administrative Committee may allocate to a specific 401(k) Administrative Committee member or members the authority and duty to carry out some or all of the Plan Administrator's fiduciary responsibilities under the Plan. In addition, the 401(k) Administrative Committee (or a 401(k) Administrative Committee member who has been allocated authority and duties pursuant to the preceding sentence) may designate one or more persons, positions, committees or entities either within or outside of Microsoft Corporation to carry out some or all of the Plan Administrator's fiduciary responsibilities under the Plan. Any such designee and any 401(k) Administrative Committee member who has been allocated authority shall have the same authority and discretion as would the 401(k) Administrative Committee in performing the delegated or allocated responsibilities. The 401(k) Administrative Committee's allocation or delegation described in this Section 11.6 may include, without limitation, its fiduciary authority and duties under Articles XI and XII, including authority, power and discretion that is assigned solely to the Plan Administrator. The Plan Administrator's allocation or delegation may be made either orally or in writing, and shall be effective only after the person receiving the allocation or delegation agrees to accept the authority and duties allocated or delegated.

                                  ARTICLE XII

                               CLAIMS PROCEDURE
                               ----------------

     12.1  DENIAL OF CLAIMS. Any denial of a claim for benefits under the trust
           ----------------
by a participant or beneficiary shall be stated in writing and delivered or mailed to the participant or beneficiary. Such notice shall set forth the specific reasons for the denial in a manner that may be understood without legal or actuarial counsel. Any denial of a claim may be appealed to the Plan Administrator by sending to the Plan Administrator a written request for review within 90 days after receiving notice of denial. The Plan Administrator shall give the applicant an opportunity to review pertinent documents in preparing the applicant's request for review. The request shall set forth all grounds on which it is based, supporting facts and other matters which the applicant deems pertinent. The Plan Administrator may require the applicant to submit such additional facts, documents or other material as it deems necessary or advisable in making its review and shall act upon such request within 60 days after the receipt thereof, unless special circumstances require further time. If the Plan Administrator confirms the denial in whole or in part, the Plan Administrator shall notify the applicant, setting forth in a manner calculated to be understood by the applicant, specific reasons for denial and specific references to Plan provisions on which the decision was based.

     12.2  ARBITRATION.  Any controversy or claim arising out of or relating to
           -----------
this Plan, which is asserted by any person as an employee, former employee, participant, or beneficiary, shall be settled by arbitration in accordance with the Commercial Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be entered in a court having jurisdiction thereof. All such arbitration cases shall be heard by an attorney licensed in the jurisdiction where the arbitration hearing is to occur.

                                 ARTICLE XIII

                            NONALIENATION PROVISION
                            -----------------------

     No participant shall have the right or power to alienate, anticipate, commute, pledge, encumber, or assign any of the funds allocated to the participant under the terms of this Plan, and such funds shall not be subject to seizure by any creditor of the participant under any writ or proceedings at law or in equity; provided, that the terms of this Article shall not prohibit the creation, assignment or recognition of a right to any benefit payable with respect to a participant if such creation, assignment or recognition of a right is made under a qualified domestic relations order defined under Code (S) 414(p).

                                  ARTICLE XIV
                                  TERMINATION
                                  -----------

     14.1  PLAN TERMINATION.  The employer shall have the right to terminate the
           ----------------
Plan at any time as to its employees by action of its board of directors or by action of any committee or officer to whom such board of directors has delegated the right to terminate the Plan. In addition, Microsoft Corporation reserves the right to terminate the Plan in its entirety at any time by action of the Board of Directors of Microsoft Corporation or by action of any committee or officer to whom the Board of Directors has delegated such authority to terminate the Plan, and the Plan shall terminate in its entirety unless Microsoft Corporation permits employers wishing to continue the Plan as to their respective employees to arrange a spin-off of Plan assets attributable to accounts of their employees.

     14.2  NO REVERSION TO EMPLOYER -- ACCRUED RIGHTS NONFORFEITABLE.  No
           ---------------------------------------------------------
termination shall have the effect of vesting in the employer any part of the principal or income of the plan funds. In the case of a termination, partial termination, or complete discontinuance of contributions, the rights of all affected employees accrued to the date of such termination or partial termination, to the extent funded as of such date, shall be nonforfeitable. See
Section 5.6 of this Plan for the treatment of certain forfeitures upon complete termination of the Plan.

     14.3  DISTRIBUTION UPON TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS.
           ----------------------------------------------------------------
Upon termination of the Plan or a complete discontinuance of contributions to the Plan the interests of all participants shall fully vest and distribution shall be made to each participant in the form and manner determined by the Plan Administrator and as permitted by the Code and ERISA. See Section 7.7 of this Plan.

                                   ARTICLE XV
                            MERGER OR CONSOLIDATION
                            -----------------------

     In the case of any merger or consolidation with, or transfer of, assets or liabilities to any other retirement Plan, the termination benefits of participants, former participants and beneficiaries immediately subsequent to the merger, consolidation or transfer shall be equal to or greater than the termination benefits immediately prior to such merger, consolidation, or transfer. In the case of any plan which has merged into this Plan or any assets and liabilities which have been transferred to this Plan from another plan, see Appendix V (as added pursuant to this amendment) of this Plan for (i) special provisions which apply to any accounts which were transferred to this Plan or established in connection with such transfer or merger and (ii) special provisions which apply to participants who formerly participated in the transferor or nonsurviving plan.

                                  ARTICLE XVI
                                  AMENDMENTS
                                  ----------

     Microsoft Corporation reserves the right, from time to time, to make any amendment or amendments to this Plan by resolution of its Board of Directors, or by action of any committee, person(s) or job position(s) to whom the Board of Directors has delegated authority to amend the Plan, which amendment or amendments shall not cause any part of the plan funds to be used for, or directed to, any purposes other than the exclusive benefit of participants, former participants or their beneficiaries, nor shall any such amendment reduce the amount of accrued benefit of any participant or beneficiary within the meaning of Code (S) 411(d)(6) except to the extent permitted by Code (S) 411(d)(6) or the Treasury Regulations thereunder.

                                 ARTICLE XVII
                                RIGHTS RESERVED
                                ---------------

     The establishment of the Plan as evidenced hereby or as hereafter modified, the creation of any funds or accounts or the payment of any benefit hereunder shall not be construed as giving any participant, or any other person, any legal or equitable right against the employer, the trustee, or the Plan Administrator, unless the same shall be specifically provided for in this document or conferred by affirmative action of the employer in accordance with the terms and provisions of this Plan or as giving any employee or participant the right to be retained in the service of the employer. All employees shall remain subject to discharge by the employer to the same extent as if this Plan had never been executed.

                                 ARTICLE XVIII
                             TOP-HEAVY PROVISIONS
                             --------------------

     If the Plan is top-heavy in any plan year, the provisions of Appendix IV, attached hereto and incorporated herein, shall supersede any conflicting provisions in the Plan.

                                  ARTICLE XIX
                                     LOANS
                                     -----

     A participant may borrow from his or her account in accordance with a non-discriminatory written loan policy, which is incorporated herein by reference.

                                  ARTICLE XX

            ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND BENEFICIARIES
            -------------------------------------------------------

     20.1  APPLICABILITY. The provisions of this Article XX shall apply only to
           -------------
the participants who (1) had accounts transferred to this Plan from a plan which provided the option of receiving distributions in the form of an annuity (as shown in Appendix V), and (2) have chosen to receive their distribution upon death, disability, or termination of employment in the form of a life annuity. This Article XX applies only to those accounts described in Appendix V that were transferred from the prior plan in a plan merger, plan-to-plan asset transfer or other transfer for which the annuity distribution option is required by law to be preserved with respect to the transferred accounts. Thus, for example, this
Article XX does not apply to regular rollovers.

     20.2  DEFINITIONS.
           ------------

     (a)   ANNUITY STARTING DATE means the first day of the first period for
           ---------------------
which an amount is paid as an annuity.

     (b)   ELECTION PERIOD means the period beginning on the first day of the
           ---------------
plan year in which a participant attains 35 and ending on the date of the participant's death. If a participant separates from service before the first day of the plan year in which he reaches age 35, the election period with respect to his or her account balance as of the date of separation shall begin on the date of separation. A participant who will not attain age 35 as of the end of a plan year may make a valid waiver election to waive the qualified preretirement survivor annuity for the period beginning on the date of the election and ending on first day of the plan year in which the participant will attain age 35. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which a participant attains age 35. Any new waiver on or after that date shall be subject to the full requirements of this Article XX.

     (c)   QUALIFIED JOINT AND SURVIVOR ANNUITY means an immediate annuity
           ------------------------------------
purchasable with the participant's vested account balance which provides a life annuity for the participant and a survivor annuity payable for the remaining life of the participant's surviving spouse equal to at least 50% and not more than 100% of the amount of the annuity payable during the life of the participant.

     (d)   PRERETIREMENT SURVIVOR ANNUITY means an annuity which is purchasable
           ------------------------------
with 100% of the participant's vested account balance (as determined on the date of the participant's death) and which is payable for the life of the participant's surviving spouse.

     (e)   SPOUSE means the current spouse or surviving spouse of a participant
           ------
except that a former spouse will be treated as a spouse or surviving spouse (and a current spouse will not be treated as the spouse or surviving spouse) to the extent provided under a qualified domestic relations order.

     20.3  DISTRIBUTION IN THE FORM OF A JOINT AND SURVIVOR ANNUITY.
           --------------------------------------------------------

A participant who is married shall receive his or her vested account balance in the form of a joint and survivor annuity unless the participant completes a valid waiver election within the 90-day period ending on the annuity starting date. The participant's waiver election will not be required to meet the spousal consent requirements if: (1) the participant does not have a spouse; (2) the Plan is unable to locate the participant's spouse; (3) the participant is legally separated or has been abandoned (within the meaning of state law) and the participant has a court order to that effect; or (4) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the legal guardian is the participant) may give consent.

     20.4  DISTRIBUTION IN THE FORM OF A PRERETIREMENT SURVIVOR ANNUITY. If a
           ------------------------------------------------------------
married participant dies prior to his or her annuity starting date, the participant's surviving spouse shall receive a portion of the participant's vested account balance in the form of a preretirement survivor annuity, unless the participant had a valid waiver election in effect, or unless the participant and his or her spouse were not married through a one year period ending on the date of the participant's death.

     20.5  WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY.
           ------------------------------------------------------

During the 90-day period prior to the participant's annuity starting date, a participant may waive the requirement to receive his or her benefit under the Plan in the form of a joint and survivor annuity. In order to waive the election, the participant must have received a written explanation of the terms and conditions of the qualified joint and survivor annuity as described in
Section 20.7.

     A married participant's waiver election shall not be valid unless the participant's spouse: (1) has consented in writing to the election waiver and a notary public or the plan administrator (or his or her representative) witnesses the spouse's consent; (2) the spouse consents to the alternate form of payment designated by the participant or to any change in the designated form of payment; and (3) unless the spouse is the participant's sole beneficiary, the spouse consents to the participant's beneficiary designation or to any change in the participant's beneficiary designation.

     20.6  WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY. A participant's
           ------------------------------------------------
waiver election of the preretirement survivor annuity is not valid unless: (1) the participant makes the waiver election during the election period as defined in this section; and (2) the participant's spouse (to whom the preretirement survivor annuity is payable) satisfies the consent requirements described in
Section 20.5, except that the spouse need not consent to the form of benefit payable to the designated beneficiary. The spouse's consent to the waiver of the preretirement survivor annuity is irrevocable, unless the participant revokes the waiver election. A waiver election described in this paragraph is not valid unless made after the participant has received the written explanation described in Section 20.7.

     20.7  NOTICE REQUIREMENTS. In the case of a qualified joint and survivor
           -------------------
annuity, no less than 30 days and no more than 90 days before a participant's annuity starting date the plan administrator shall provide to the participant a written explanation of: (1) the terms and conditions of a qualified joint and survivor annuity; (2) the participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity form of benefit; (3) the rights of the participant's spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity. The Plan may provide the written explanation described above after the annuity starting date, provided that the distribution begins at least 30 days after the date on which such explanation is provided. Notwithstanding the foregoing, the Plan may permit a participant to elect to waive the requirement that the written explanation be provided at least 30 days before the annuity starting date. Such a waiver is allowed only if the distribution commences more than 7 days after the written explanation is provided.

     In the case of a qualified preretirement annuity, the plan administrator shall provide to the participant a written explanation of the qualified preretirement survivor annuity, in terms and manner comparable to the requirements applicable to the explanation of a qualified joint and survivor annuity as described in the preceding paragraph. The explanation shall be provided by the latest of the following periods: (1) the period beginning with the first day of the plan year in which the participant attains age 32 and ending with the close of the plan year preceding the plan year in which the participant attains age 35; (2) a reasonable period ending after an individual becomes a participant; or (3) a reasonable period ending after this Article XX first applies to the participant. Notwithstanding the foregoing, in the case of a participant who separates from service before attaining age 35, notice must be provided within a reasonable time ending after his separation from service.

     A reasonable period of time shall be the end of a two-year period beginning one year before the date the applicable event occurs, and ending one year after that date. In the case of a participant who separates from service before the plan year in which he reaches age 35, notice shall be provided within the two-year period beginning one year before the separation and ending one year after the separation. If such a participant thereafter returns to employment with the employer, the applicable period for the participant shall be redetermined.

     20.8  DISTRIBUTION OF ACCOUNTS OF LESS THAN $5,000. Notwithstanding any
           --------------------------------------------
provision of this Article XX to the contrary, if a participant's vested account balance does not exceed $5,000 on the date of distribution (and has never exceeded $5,000 at the time of a prior distribution), the participant's benefit shall be distributed in the form of a lump sum.

     20.9  PROVISION OF ANNUITIES. All annuities provided under this Plan
           ----------------------
shall be purchased from an insurance company selected by Microsoft Corporation.

                                  ARTICLE XXI
                       VOLUNTARY AFTER-TAX CONTRIBUTIONS
                       ---------------------------------

     21.1  ELECTION TO MAKE VOLUNTARY AFTER-TAX CONTRIBUTIONS. In the same
           --------------------------------------------------
manner as described in Article III for employee salary deferrals, a participant may elect to contribute on an after-tax basis from 1% to 7% of each of his or her compensation payments to an employee after-tax contribution account under the Plan, provided, however, that the contributions shall be subject to the limitations of Code (S)415 (as described in Section 9.1 of the Plan) and Code
(S)401(m) (as described in Section 9.7 and Appendix III.9.5.C. of the Plan).

     21.2  VESTING OF VOLUNTARY AFTER-TAX CONTRIBUTIONS. A participant's
           --------------------------------------------
voluntary after-tax contributions made to the Plan in accordance with Section
21.1 shall be fully vested at all times.

     21.3  ESTABLISHMENT OF VOLUNTARY AFTER-TAX CONTRIBUTIONS ACCOUNTS. For
           -----------------------------------------------------------
participants who elect to make a contribution under this Article XXI, the employer shall establish a separate account for the participant. These accounts shall be labeled employee after-tax contribution accounts.

     21.4  LIMITATIONS ON VOLUNTARY AFTER-TAX CONTRIBUTIONS. A participant's
           ------------------------------------------------
voluntary after-tax contributions shall be subject to the limitations on total account contributions under Section 9.1 of the Plan. If a participant who has made voluntary after-tax contributions during the plan year exceeds the limitation under Section 9.1, the after-tax contributions shall be distributed to the participant before any distribution from the participant's salary deferral account is made.

     A participant's voluntary after-tax contributions shall also be subject to the average contributions percentage test as described in Section 9.7 and Appendix III.9.5.C. of the Plan. For purposes of such test and calculating a participant's contribution percentage, an employee's voluntary after-tax contributions shall be added to the employer matching contributions, the sum of which shall then be divided by the participant's compensation. If a participant who has made voluntary after-tax contributions during the plan year exceeds the limitations under Section 9.7 and Appendix III.9.5.C. of the Plan, the after-tax contributions shall be distributed to the participant before any distribution from the participant's employer contribution account is made.

     21.5  DEFINITION OF COMPENSATION.  Any employee voluntary after-tax
           --------------------------
contributions made by a participant during the plan year shall be included in the definition of compensation in Appendix I of the Plan.

     21.6  PLAN TERMS APPLICABLE TO VOLUNTARY AFTER-TAX CONTRIBUTIONS.  The
           ----------------------------------------------------------
provisions of Article III applicable to the method of making an election to contribute a portion of compensation, the provisions of Article VI regarding participant's accounts and investments, the provisions of Article VII regarding the payment of account balances upon termination, age 59 1/2 , death, disability, qualified domestic relations orders, or the sale of the trade or business, the provisions of Article VIII regarding hardship distributions, and the provisions of Article XIX (which incorporates by reference the loan policy of the Plan) and the loan policy shall all apply to participant voluntary after-tax contributions. For purposes of these sections, except to the extent provided otherwise under this Article, voluntary after-tax contributions shall be treated in the same manner as participant salary deferral contributions. In addition, the general provisions of the Plan found in Article XI Administration,
Article XII Claims Procedure, Article XIII Nonalienation Provision, Article XIV Termination, Article XV Merger or Consolidation, Article XVI Amendments, Article XVII Rights Reserved,

Article XVIII Top-Heavy Provisions and similar articles or appendices shall apply to the voluntary after-tax contributions to the Plan.

                                  APPENDIX I

                          DEFINITION OF COMPENSATION

                                  Section 1.3
     I.1.3.A.    Compensation:
                 ------------

     Compensation means an employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, bonuses, commissions, and overtime pay). Compensation includes the employee's elective salary reduction contributions not includible in gross income under Code (S) 125 (cafeteria plans) or (S) 402(e)(3) (401(k) plans); and compensation includes foreign earned income (as defined in Code (S) 911(b)), whether or not excludable from gross income under Code (S) 911. Compensation shall not include:

             (a) (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits, and bonuses and expense allowances which are not based upon the participant's performance as an employee (examples of non-performance based compensation include signing, relocation, press, and patent bonuses, tax and foreign currency equalization payments, and anniversary stock awards);

             (b) employer contributions to a simplified employee pension described in Code (S) 408(k), distributions from a plan of deferred compensation (regardless of whether such amounts are includible in the gross income of the employee when distributed);

             (c) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

             (d) amounts realized by the employee from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

             (e) other amounts which receive special tax benefits, such as premiums for group-term life insurance.

     I.1.3.B.    Compensation for Employees of Controlled Group
                 ----------------------------------------------

     In the case of an employee of an employer which is a member of a controlled group of corporations (as defined in Code (S) 414(b) as modified by Code (S) 415(h)), the term "compensation" for such employee includes compensation from all employers that are members of the group, regardless of whether the employee's particular employer has a qualified plan. This rule is also applicable to an employee of two or more trades or businesses (whether or not incorporated) that are under common control (as defined in Code (S) 414(c) as modified by Code (S) 415(h)), to an employee of two or more members of an affiliated service group as defined in Code (S) 414(m), and to an employee of two or more members of any group of employers who must be aggregated and treated as one employer pursuant to Code (S) 414(o).

     I.1.3.C.    Limitations on Compensation
                 ---------------------------

             (a) In addition to the applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code (S) 401(a)(17)(B) (e.g., $160,000 in

1997). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     Any reference in this Plan to the limitation under Code (S) 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     For purposes of determining the maximum dollar amount referred to in this provision, the compensation of any participant who is either a 5% owner (as defined in Code (S) 416(i)) or one of the ten most highly paid highly compensated employees during the Plan year shall be aggregated with: (i) the compensation of any lineal descendant who has not attained the age of 19, and
(ii) the compensation of a participant who is his or her spouse.

                                  APPENDIX II
                           Sections 1.6, 2.1 and 5.2

                        EMPLOYERS MAINTAINING THE PLAN


Employer                                        Effective Date
-------------------------------------------     --------------------------
Microsoft Corporation                           January 1, 1987
Technology Resources Management Corporation     November 23, 1992
Vermeer Technologies, Inc.                      April 1, 1996 - March 13, 1998
Microsoft Licensing, Inc.                       August 1, 1997
WebTV Networks, Inc.                            January 1, 1998
Hotmail Corporation                             April 1, 1998
Microsoft - Health, LLC                         September 21, 1998
MSNBC Interactive News L.L.C.                   January 1, 1999
Expedia, Inc.                                   November 1 - December 31, 1999
Visio Corporation                               March 1, 2000


           EMPLOYEES' PREPARTICIPATION SERVICE WITH THESE COMPANIES
                    IS COUNTED FOR ELIGIBILITY AND VESTING


Company                                         Effective Date Credit is Granted
-------------------------------------------     --------------------------------
Microsoft Corporation                           January 1, 1987
Technology Resources Management Corporation     November 23, 1992
Fox Software, Inc.                              July 1, 1992
SOFTIMAGE, Inc.                                 June 27, 1994
Bauer Group, Inc.                               July 1, 1989
Forethought, Inc.                               August 1, 1987
Altamira Software Corporation                   September 16, 1994
NextBase, Ltd.                                  October 31, 1994
Automap, Inc.                                   October 31, 1994
One Tree Software, Inc.                         November 10, 1994
Natural Language Inc.                           February 22, 1995
Network Managers Ltd.                           August 28, 1995

Company                                                Effective Date Credit is Granted
----------------------------------------------------   --------------------------------
Blue Ribbon SoundWorks                                 October 13, 1995

Netwise                                                October 28, 1995

Bruce Artwick Organization                             December 1, 1995

Vermeer Technologies, Inc.                             January 12, 1996
(Note: service credit is as described in Appendix
 V)

Colusa Software, Inc.                                  February 9, 1996

Aspect Software Engineering, Inc.                      March 22, 1996

Aha! software corp.                                    March 27, 1996

EXOS, Inc.                                             April 12, 1996

EShop Inc.                                             June 20, 1996
(Note: service credit is as described in Appendix
 V)

ResNova Software, Inc.                                 November 14, 1996

Panorama Software Systems Ltd.                         January 2, 1997

           EMPLOYEES' PREPARTICIPATION SERVICE WITH THESE COMPANIES
                            IS COUNTED FOR VESTING

 Company                                                Effective Date Credit is Granted
----------------------------------------------------   ---------------------------------
NetCarta Corporation                                   January 31, 1997

Interse` Corporation                                   February 25, 1997

Dimension X                                            May 13, 1997

Cooper & Peters, Inc.                                  June 11, 1997

LinkAge Software (1997) Inc.                           June 27, 1997
(and its predecessor, LinkAge Software Inc.)

VXtreme, Inc.                                          July 31, 1997

WebTV Networks, Inc.                                   August 1, 1997
(Note: service credit is as described in Appendix
 V)

Hotmail Corporation                                    December 30, 1997

Firefly Network, Inc.                                  April 15, 1998

The Mesa Group, Inc.                                   April 24, 1998

Valence Research                                       August 7, 1998

     Company                                                Effective Date Credit is Granted
     ----------------------------------------------------   --------------------------------
     LinkExchange Inc.                                      November 4, 1998

     Virtual World Entertainment Group, Inc.                January 11, 1999

     FASA Interactive Technology, Inc.                      January 11, 1999

     Compare Net, Inc.                                      March 4, 1999

     Access Software Incorporated                           April 29, 1999

     Jump Networks, Inc.                                    April 30, 1999

     Intrinsa Corporation                                   June 29, 1999

     Entropic Research Laboratory, Inc.                     November 4, 1999

     Visio Corporation                                      January 7, 2000

     In order to receive preparticipation service credit for service with any of the foregoing companies except Microsoft Corporation ("Microsoft"), Technology Resources Management Corporation ("TRMC"), Vermeer Technologies, Inc. ("VTI") and eShop Inc. (each of the foregoing is hereinafter referred to as a "Former Employer"), the employee must be employed by Microsoft, TRMC, VTI or a company which is affiliated (within the meaning of Code Sections 414(b), (c), (m) or (o)) with Microsoft, TRMC or VTI, in connection with Microsoft's (or its affiliate's) acquisition of or merger with such Former Employer (or a trade or business thereof). Any employee who has previously worked for one of the Former Employers and whose employment with Microsoft, TRMC, VTI or one of its affiliates is not connected with Microsoft's (or its affiliate's) acquisition of or merger with such Former Employer (or a trade or business thereof) will not receive credit for his or her prior service with the Former Employer.

     Preparticipation service credit is counted for eligibility and vesting purposes for an employee's service with the following companies despite the fact that neither Microsoft nor an affiliate of Microsoft acquired or merged with such company (or a trade or business thereof). Notwithstanding the foregoing, service with the following companies will only be counted for those employees who are employed with Microsoft (or an affiliate of Microsoft) on the effective date set forth below on which service credit is granted for service with such company.

           EMPLOYEES' PREPARTICIPATION SERVICE WITH THESE COMPANIES
                    IS COUNTED FOR ELIGIBILITY AND VESTING
                   (NOTE: These Companies were not Acquired)

              Company                     Effective Date Credit is Granted
--------------------------------------  ------------------------------------
     Charles View Software, Inc.                    June 1, 1996

Prior service with MSNBC Interactive News L.L.C. and, for employees of MSNBC Interactive News L.L.C., service with National Broadcast Company, shall also be counted towards vesting. See Appendix V.G. regarding calculation of such vesting service credit.

                                 APPENDIX III

   CODE (S) 401(k) LIMITATIONS OF COMPENSATION DEFERRALS AND CODE (S) 401(m)

                     LIMITATIONS ON COMPENSATION DEFERRALS

III.9.5.A.  Definition of Highly Compensated Employee.
            -----------------------------------------

"Highly compensated employee" shall mean:

            (a) Any employee who performs services for the employer during the "determination year" and who, during the "determination year" (1) was a 5% owner of the employer; (2) received compensation from the employer in excess of $75,000 (as adjusted for increases in cost of living as reported in IRS publications); (3) received compensation from the employer in excess of $50,000 (as adjusted for increases in cost of living as reported in IRS publications) and was a member of the "top-paid group" for such year; or (4) was an officer of the employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Code (S) 415(c)(1(A);

            (b) Any employee who separated from service (or was deemed to have separated) prior to the determination year, and met the description in (a) above for either the separation year or any determination year ending on or after the employee's 55th birthday.

            (c) If no officer of the employer has compensation in excess of 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A) during a determination year, the highest paid officer for such year shall be treated as a highly compensated employee.

            (d) If an employee is, during a determination year, a "family member" of either a 5% owner who is an employee or of a highly compensated employee in the group consisting of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then the family member and 5% owner or top-ten highly

                                     III-1
compensated employee shall be treated as a single employee, and their compensation and contributions or benefits under this Plan shall be aggregated. Except as otherwise provided under Code (S) 401(a)(17), "family member" includes the spouse, lineal ascendants and descendants of the employee or former employee, and the spouses of such lineal ascendants and descendants.

          (e) The "determination year" shall be the plan year for which compliance is being tested, and the "look-back year" shall be the calendar year ending at the end of the determination year (see the calendar year calculation election pursuant to Temporary Treasury Regulation 1.414(q)-IT, Q&A-14(b)). Because the look-back year is the same as the determination year, the look-back year shall be referred to herein as the determination year.

          (f) The "top-paid group" for a determination year shall consist of the top 20% of employees ranked on the basis of compensation received during the year excluding employees described in Code (S) 414(q)(8) and Treasury regulations thereunder. The number of employees treated as officers shall be limited to 50 (or, if less, the greater of 3 employees or 10% of the employees). For purposes of this definition of "highly compensated employee", "compensation" means compensation within the meaning of Code (S) 415(c)(3), but including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, or tax-sheltered annuity.

          (g) Notwithstanding the foregoing, for any year that the requirements set forth in Code Section 414(q)(12) and any regulations thereunder are satisfied, (a)(2) above shall be applied by substituting "$50,000" for "$75,000", and (a)(3) above shall not apply.

                                     III-2

     III.9.5.B.  Code (S) 401(k) Limitations on Compensation Deferrals.
                 -----------------------------------------------------

          (a) The Plan Administrator will estimate as soon as practicable before the close of the plan year and at such other times as the Plan Administrator in its discretion determines, the extent, if any, to which any participant or class of participants will have to reduce contributions under this Plan.

          (b) For each plan year, an actual deferral percentage will be determined for each participant equal to the ratio of the total amount of the participant's salary deferrals under section 3.1 for the plan year divided by the participant's compensation in the plan year. In the case of family members treated as a single highly compensated employee under the definition of "highly compensated employee", in accordance with the family aggregation rules of Code
(S) 414(q)(6), the actual deferral percentage shall be the greater of the (1) the actual deferral percentage determined by combining the compensation deferrals and compensation of all eligible family members who are highly compensated employees without regard to family aggregation, and (2) the actual deferral percentage determined by combining the salary deferrals and compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the deferrals and compensation of such family members shall be disregarded for purposes of this section. Except as otherwise provided in this paragraph (b), with respect to participants who have made no salary deferrals under this plan, such actual deferral percentage will be zero.

          (c) The average of the actual deferral percentages for highly compensated employees ("high average") when compared with the average of the actual deferral percentages for non-highly compensated employees ("low average") must meet one of the following requirements:

                                     III-3

               (1) The high average is no greater than 1.25 times the low average; or

               (2) The high average is no greater than two times the low average and the high average is no greater than the low average plus two percentage points.

          (d) If, pursuant to the estimates by the Plan Administrator under (a) and (b) above, a participant or class of participants is not eligible for salary deferral treatment for any or all of the amounts deferred, then the Plan Administrator may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

               (1) Excess salary deferrals, and any earnings attributable thereto through the date of distribution, may be returned to the employer employing the participant, solely for the purpose of enabling the employer to withhold any federal, state, or local taxes due on such amounts. The employer will pay all remaining amounts to the participant within the 2-1/2 month period following the close of the plan year to which the excess salary deferrals relate to the extent feasible. but in all events no later than 12 months after the close of such plan year.

               (2) The Plan Administrator may authorize a suspension or reduction of salary deferrals.

               (3) The company, in its discretion, may make a contribution to the Plan, which will be allocated as a fixed dollar amount among the accounts of non-highly compensated employees who have met the requirements of section 2.1

          (e) The amount of the excess salary deferrals will be determined by the Plan Administrator by reducing the actual deferral percentage of the highly compensated employee(s) with the highest actual deferral percentage to the extent required to enable the plan to meet the limits in (c) above or to cause the actual deferral percentage of such employee(s) to equal the actual deferral percentage of the highly compensated employee(s) with the next-highest actual

                                     III-4
deferral percentage. The process in the preceding sentence shall be repeated until the Plan satisfies the limits in (c) above. In the case of family members subject to the family aggregation rules of Code (S) 414(q)(6), excess salary deferrals will be allocated among family members in proportion to the salary deferrals of each family member that have been combined under section III.9.5.B.(b) above. Where the actual deferral percentage is determined under section III.9.5.B.(b)(1) above, however, excess salary deferrals will be allocated first among the eligible highly compensated employee family members in proportion to the salary deferrals of each such highly compensated employee family member until the actual deferral percentage of the eligible highly compensated employee family members has been reduced to the actual deferral percentage of the eligible non-highly compensated employee family members. If reduction of the actual deferral percentage below that of the eligible non-highly compensated employee family members is required under section III.9.5.B.(b)(1) to enable the plan to meet the limits in section III.9.5.B.(c) above, such further reduction shall take into account the salary deferrals of all eligible family members and shall be allocated among all such family members in proportion to their salary deferrals. The earnings attributable to excess salary deferrals will be determined in accordance with Treasury Regulations.

          (f) In the discretion of the Plan Administrator, the tests described in this section may be applied by aggregating the Plan with any other defined contribution plans permitted under the Code.

     III.9.5.C.  Code (S) 401(m) Limitations on Employer Matching Contributions.
                 --------------------------------------------------------------

          (a) For each plan year, a contribution percentage will be determined for each participant equal to the ratio of the total amount of the participant's employer matching contributions under section 4.1 for the plan year divided by the participant's compensation for the

                                     III-5
plan year. Any employer matching contributions or employer contributions treated as salary deferrals under section III.9.5.B.(b) shall not be used to satisfy the requirements of this Section III.9.5.B.(a), except as otherwise permitted by the Code or Treasury Regulations. In the case of family members treated as a single highly compensated employee under the definition of "highly compensated employee" in accordance with the family aggregation rules of Code (S) 414(q)(6), the contribution percentage shall be the greater of (1) the contribution percentage determined by combining the employer matching contributions and compensation of all eligible family members who are highly compensated employees without regard to family aggregation, and (2) the actual contribution percentage determined by combining the employer matching contributions and compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the employer matching contributions, compensation and all amounts treated as employer matching contributions of such family members shall be disregarded for purposes of this section III.9.5.C. Except as otherwise provided in this Section III.9.5.C.(b), with respect to participants and for whom there were no employer matching contributions under this plan, such contribution percentage will be zero.

          (b) The average of the contribution percentages for highly compensated employees ("high average") when compared with the average of the contribution percentages for non-highly compensated employees ("low average") does not exceed the greater of:

               (1)  1.25 times the low average; or

               (2) The lesser of two times the low average, or the low average plus two percentage points.

          (c) If the contribution percentage for any plan year for highly compensated employees exceeds the limits established in (b), the excess contributions for such plan year (and

                                     III-6
the earnings attributable to such excess contributions through the date of distribution) shall be distributed to the highly compensated employees so that the contribution percentage of the highly compensated employee(s) with the highest contribution percentage is reduced to the extent required to enable the plan to meet the limits in (b) above or to cause the contribution percentage of such employee(s) to equal the contribution percentage of the highly compensated employee(s) with the next-highest contribution percentage. The process in the preceding sentence shall be repeated until the plan satisfies the limits in (b) above. In the case of family members subject to the family aggregation rules of Code (S) 414(q)(6), excess contributions will be allocated among family members in proportion to the employer matching contributions of each family member that have been combined under section III.9.5.C.(a) above. Where the contribution percentage is determined under section III.9.5.C.(a)(1) above, however, excess employer matching contributions will be allocated first among the eligible highly compensated employee family members in proportion to the employer matching contributions of each such highly compensated employee family member until the contribution percentage of the eligible highly compensated employee family members has been reduced to the contribution percentage of the eligible non-highly compensated employee family members. If reduction of the contribution percentage below that of the eligible non-highly compensated employee family members is required under section III.9.5.C.(a)(1) to enable the plan to meet the limits in section A.3(b) above, such further reduction shall take into account the employer matching contributions of all eligible family members in proportion to their employer matching contributions. The earnings attributable to excess contributions will be determined in accordance with Treasury Regulations.

                                     III-7

          (d) The tests of sections III.9.5.B.(c) and III.9.5.C.(b) shall be met in accordance with the prohibition against the multiple use of the alternative limitation under Code (S) 401(m)(9).

                                     III-8

                                  APPENDIX IV

     IV.18.A.  TOP-HEAVY DEFINITIONS.  The definitions relating to top-heavy
               ---------------------
plan provisions are as follows:

          (a)  Key Employee shall mean any employee or former employee (and the
               ------------
beneficiaries of such employee) who, in the plan year containing the determination date, or any of the four preceding plan years is:

               (i) An officer of the employer having an annual compensation from the employer greater than 50 percent of the amount in effect under Code (S) 415(b)(1)(A) for any such plan year. Not more than fifty employees (or, if fewer, the greater of three employees or ten percent of the employees), including those employees included under subparagraph (ii), (iii) and (iv) below, shall be considered as officers for purposes of this subparagraph.

               (ii) One of the ten employees having an annual compensation from the employer of more than the amount in effect under Code (S) 415(c)(1)(A) in the plan year and owning (or considered as owning within the meaning of Code
(S) 318) the largest interests in the employer.

               (iii)  A five-percent owner of the employer.

               (iv) A one-percent owner of the employer having an annual compensation (within the meaning of Code (S) 414(q)(7)) from the employer of more than $150,000 for a plan year.

     Whether an employee is a five-percent owner or a one-percent owner shall be determined in accordance with Code (S) 416(i). If any individual has not performed services for the employer at any time during the five-year period ending on the determination date, any accrued benefit for such individual shall not be taken into account.

          (b)  Top-Heavy Plan shall mean that this Plan is considered top-heavy
               --------------
for any plan year if any of the following conditions exists:

               (i) If the top-heavy ratio for this Plan exceeds 60% and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

               (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

               (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60%.

          (c)  Top-Heavy Ratios shall mean the ratios calculated as follows:
               ----------------

               (i) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Code (S) 416 and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are adjusted to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code (S) 416 and the regulations thereunder.

               (ii) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Code (S) 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the determination date.

               (iii) For purposes of (i) and (ii) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code (S) 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a key employee but who was a key employee in a prior year, or (2) who has not been credited with at least one hour of service with any employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code (S) 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

          (d)  Permissive Aggregation Group shall mean the required aggregation
               ----------------------------
group of plans plus any other plan or plans of the employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code (S)(S) 401(a) (4) and 410.

          (e)  Required Aggregation Group shall mean each qualified plan of the
               --------------------------
employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and any other qualified plan of the employer which enables such a plan to ,meet the requirements of Code (S) 401(a)(4) or (S) 410.

          (f)  Determination Date shall mean for any plan year subsequent to the
               ------------------
first plan year, the last day of the preceding plan year; for the first plan year of the Plan, the last day of that year.

          (g)  Valuation Date shall mean the date as of which account balances
               ---------
or accrued benefits are valued for purposes of calculating the top-heavy ratio.

          (h)  Present value shall be based only on the interest and mortality
               -------
rates specified in the adoption agreement.

     IV.18.B.  MINIMUM ALLOCATION.
               ------------------

     The employer contributions and forfeitures allocated on behalf of any participant employed on the last day of the plan year, who is not a key employee, shall not be less than the lesser of three percent of such participant's compensation or in the case where the employer has no defined benefit plan which designates this plan to satisfy Code (S) 401, the largest percentage of employer contributions and forfeitures, as a percentage of the first $160,000 (or the adjusted limitation under Code (S) 401(a)(17)) of the key employee's compensation, allocated on behalf of any key employee for that year. If the highest rate allocated to a key employee for a year in which the Plan is top heavy is less than 3%, amounts contributed as a result of a salary deferral agreement shall be included in determining contributions made on behalf of key employees. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (1) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), or (2) the participant's failure to make mandatory employee contributions to the Plan, or (3) compensation less than a stated amount. An allocation under this section shall not be made if the participant is covered under any other plan or plans of the employer and the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans. The definition of compensation in section 1.3 of the Plan shall be the definition for determining minimum allocations under this section. This definition shall be used for all top-heavy purposes, including determining whether an employee is a key employee.

                                  APPENDIX V

          SPECIAL PROVISIONS FOR ACCOUNTS OR PARTICIPANTS TRANSFERRED

                   FROM OTHER PLANS IN CONNECTION WITH PLAN

                      MERGERS OR TRUST-TO-TRUST TRANSFERS

A.   Former Accounts and Participants of the Vermeer Technologies 401(k) Plan

     1.   History of Corporate Merger.  On January 12, 1996, Vermeer
          ---------------------------
Technologies, Inc. merged with a wholly-owned subsidiary of Microsoft Corporation, and the merged entity remained a wholly-owned subsidiary of Microsoft. On February 21, 1996 the name of the subsidiary (i.e., the merged entity) was changed from Vermeer Technologies, Inc. to Microsoft Web Authoring Product Unit, Inc. ("MWAPUI"). On March 26, 1996 the name of the subsidiary was changed back to Vermeer Technologies, Inc. ("VTI"). At the time of the merger, VTI was the plan sponsor of the Vermeer Technologies 401(k) Plan ("V-Plan"). After the merger, VTI employees continued to actively participate in the V-Plan.

     2.   Plan Merger.  Effective April 1, 1996, the V-Plan is merged into the
          -----------
Microsoft Corporation Savings Plus 401(k) Plan ("Plan"), and this plan document for the plan, as amended previously and by this Amendment, is the surviving plan document.

     Only employee 401(k) salary deferrals and rollovers have been contributed to the V-Plan; no employer matching or discretionary profit sharing contributions have ever been made to the V-Plan. The only accounts which participants have in the V-Plan are 401(k) salary deferral and rollover accounts ("V-Accounts"), both of which are and always have been nonforfeitable. The V-Accounts are transferred to the Plan without alteration and shall be kept separate from other accounts held in the Plan by former V-Plan participants. The V-Accounts shall only contain amounts transferred from the V-Plan, and shall always be kept separate from the salary deferral, matching and rollover accounts that former V-Plan participants have after April 1, 1996. However, each former V-Plan participant's V-Plan salary deferral and rollover account (if any) may be consolidated into one V-Account at the Plan Administrator's discretion if the accounts have identical rights, features, conditions, and limits.

     3.   Eligibility.  The age 18 minimum age requirement set forth in Plan
          -----------
Section 2.1 shall not apply to any person who was ever employed by MWAPUI or VTI on or before April 1, 1996. Every employee of VTI who on April 1, 1996 is an eligible employee (as defined in Section 1.5 of the Plan) shall immediately begin active participation in the Plan without having to satisfy the age 18 minimum age requirement set forth in Plan Section 2.1. Any participant in the V-Plan on April 1, 1996 who is not an eligible employee as defined in Plan Section
1.5 shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee. Any person who is employed by VTI on April 1, 1996 but is neither a participant in the V-Plan nor an eligible employee as defined in Plan Section 1.5 shall become a participant in the Plan if and when they become an eligible employee. Any person employed by VTI after April 1, 1996 who was not employed by VTI or MWAPUI at any time on or before April 1, 1996 shall be required to satisfy all of the eligibility conditions of Plan Sections 1.5 and 2.1, including the age 18 minimum age requirement.

     4.   Vesting and Vesting Service Credit.  Participants are 100% vested in
          ----------------------------------
their V-Accounts which are transferred to the Plan effective April 1, 1996. For purposes of determining their vested percentage in their employer matching contribution account in this Plan, participants shall be credited with the whole years of vesting service credited to them under the V-Plan as of December 31, 1995. Beginning with the 1996 plan year (commencing January 1, 1996), the participant shall begin to earn vesting service credit under the elapsed time method as set forth in Article V of the Plan. In addition, if a participant worked at least 1,000 hours between January 1, 1996 and March 31, 1996, the participant shall be credited with one year of service for 1996 even if they do not work every day in 1996. Notwithstanding anything in this Subsection 4 to the contrary, a participant who is described in the previous sentence shall not begin to earn credit under the elapsed time method of Article V until the 1997 plan year (commencing January 1, 1997).

     5.   Special Provisions Applicable to the V-Accounts. The following special
          -----------------------------------------------
provisions apply only to the V-Accounts. With respect to the V-Accounts, the following special provisions shall supersede any other provisions of this Plan which are inconsistent with the following provisions.

     6.   Form of Benefit Payments. The participant may elect to have his or her
          ------------------------
V-Accounts distributed in a single lump sum payment or in installments, and in cash or in kind. If the participant elects an in-kind distribution, the participant's interest in the investments of his or her V-Accounts shall be distributed in-kind. For example, if a participant's V-Account were invested 50% in the Microsoft Stock Fund and 50% in the Magellan Fund and the participant requested an in-kind distribution, the participant would receive half of her account in the form of Microsoft stock and the other half of her account in units of interest in the Magellan mutual fund (less any applicable tax withholding). Participants may elect to have their V-Accounts distributed in installments over a period not to exceed the participant's life expectancy or the joint life expectancies of the participant and the participant's designated beneficiary. The participant may elect to have the installments paid monthly, quarterly, semi-annually or annually. If at the time of distribution to a participant or beneficiary the participant's total vested account balance in the Plan (including V-Accounts and other accounts) does not exceed $5,000 (and never exceeded

$5,000 at the time of a prior distribution), then the V-Account balance will be distributed in an immediate lump sum and installment payments will not be a payment option.

     7.   Timing of Benefit Payments. Upon a participant's termination of
          --------------------------
employment for reasons other than death, the participant's V-Account shall be distributed as soon as possible after the account is valued. The distribution shall be in cash or in kind, as elected by the participant. If a participant's total vested account balance in the Plan (including V-Accounts and other accounts) exceeds $5,000 at the time of distribution (or ever exceeded $5,000 at the time of a prior distribution), then the participant may elect to delay receipt or commencement of his or her V-Account until any date on or before the date the participant reaches age 70 1/2. Any delayed distribution must comply with the requirements of Code Section 401(a)(9) and the regulations thereunder (including without limitation the incidental death benefit requirements). If the participant with total vested plan account balance in excess of $5,000 does not select a distribution date, the participant's V-Account shall be distributed as soon as practicable after the participant reaches age 65 or terminates employment, whichever occurs last.

     The timing of the distribution of the V-Account upon a participant's death shall depend upon whether the participant died before or after the commencement of his or her benefit payments, and whether the participant was survived by a beneficiary who was designated by the participant. If a participant dies prior to the commencement of the distribution of his or her V-Account and is survived by a designated beneficiary who is not his or her spouse, the distribution must be made by December 31 of the calendar year in which the fifth anniversary of the participant's death occurs unless the beneficiary elects to have installment payments commence by the end of the first calendar year after the participant's death. If the designated beneficiary is the participant's spouse, then the same distribution rules described in the previous sentence apply, except that the spouse may elect to delay distribution or commencement of installment payments until the end of the calendar year in which the participant would have attained age 70 1/2. Notwithstanding the foregoing, if the participant dies before benefit payments from the Plan have commenced to the participant and his or her vested account balance in the Plan does not exceed $5,000 (and have never exceeded $5,000 at the time of a prior distribution), distribution to the beneficiary shall be made in an immediate lump sum payment in cash or in kind, as elected by the beneficiary. If the participant dies before benefit payments have commenced, the participant's total vested account balance in the Plan (including V-Accounts and other accounts) exceeds $5,000 (or exceeded $5,000 at the time of a prior distribution), and the death beneficiary is not a designated beneficiary, distribution of the participant's V-Account balance will be made in a lump sum or installment payments (e.g., installment payments over four years) as elected by the beneficiary provided, however, that the total V-Account balance must be distributed no later than December 31 of the calendar year in which the fifth anniversary of the participant's death occurs.

     If the participant died while he was receiving installment payments of his V-Account, the remaining portion of the V-Account shall be distributed at least as rapidly as under the length and frequency of installment payments which the participant had selected.

     Distributions to beneficiaries may be made in cash or in kind, at the election of the beneficiary.

     Notwithstanding the foregoing, upon the death or termination of employment of a participant with a vested total account balance in the Plan in excess of $5,000, neither the participant nor his or her surviving spouse death beneficiary may delay distribution beyond the date the participant attains (or would have attained) age 65. Any references to age 70 1/2 in this

Subsection 7 shall be replaced with a reference to age 65. This paragraph shall not be effective unless and until the Plan receives a favorable determination letter from the Internal Revenue Service stating that this Amendment will not adversely affect the tax-qualified status of the Plan.

     8.   Plan Loans. Any loans to a participant which are outstanding on April
          ----------
1, 1996 shall be transferred in kind along with the rest of the participant's V-Accounts. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her V-Plan loan documents.

B.   Former Accounts and Participants of the eShop Inc. 401(k) Savings Plan

     1.   History of Corporate Merger. On June 20, 1996, eShop Inc. was merged
          ---------------------------
into Microsoft Corporation, with Microsoft Corporation being the surviving corporation. After the corporate merger, certain former employees of eShop Inc. became employees of Microsoft Corporation. As a result of the corporate merger, Microsoft Corporation became the plan sponsor and administrator of the eShop Inc. 401(k) Savings Plan ("E-Plan"), a tax-qualified profit sharing plan which has a 401(k) feature. Although the E-Plan provides for discretionary employer contributions (e.g., profit sharing and matching contributions), only employee salary deferral contributions and rollover contributions have been made to the E-Plan. The E-Plan was frozen as of June 20, 1996, and former eShop Inc. employees stopped making salary deferral contributions to the E-Plan effective June 20, 1996. The former eShop Inc. employees will begin making salary deferral contributions to the Microsoft Corporation Savings Plus Plan ("Plan") effective August 1, 1996.

     2.   Plan Merger. Effective November 1, 1996, the E-Plan is merged into the
          -----------
Plan, and this plan document for the Plan, as amended previously and by this Amendment, is the surviving plan document. Although the E-Plan provides for discretionary employer contributions (e.g., profit sharing and matching contributions), only employee salary deferral contributions and rollover contributions have been made to the E-Plan; no employer matching or discretionary profit sharing contributions have ever been made to the E-Plan. The only accounts ("E-Accounts") which participants have in the E-Plan are a 401(k) salary deferral account ("Deferral E-Account") and a rollover contribution account ("Rollover E-Account") containing amounts which the participant had rolled into the E-Plan from another plan or IRA. The E-Accounts are and always have been nonforfeitable. The E-Accounts are transferred to the Plan without alteration. The Rollover E-Account shall only contain amounts transferred from the E-Plan and shall always be kept separate from the salary deferral, matching and rollover accounts that former E-Plan participants have in this Plan after August 1, 1996. The Deferral E-Account shall be merged with the former E-Plan participant's new salary deferral account in the Plan which will hold deferrals which are made from salary earned on or after August 1, 1996.

     3.   Eligibility. The age 18 minimum age requirement set forth in Plan
          -----------
Section 2.1 shall not apply to any person who was ever employed by eShop Inc. (previously known as Ink Development Corporation). Every former employee of eShop Inc. or Ink Development Corporation who on or after August 1, 1996 is an eligible employee (as defined in Section 1.5 of the Plan) shall immediately begin active participation in the Plan without having to satisfy the age 18 minimum age requirement set forth in Plan Section 2.1. Any participant in the E-Plan on November 1, 1996 who is not an eligible employee as defined in Plan
Section 1.5 shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee. Any person who is employed on November 1, 1996 but is neither a participant in the E-Plan nor an eligible employee as defined in Plan Section 1.5 shall become a participant in the Plan if and when they become an eligible employee.

     4.   Vesting and Vesting Service Credit. Participants are 100% vested in
          ----------------------------------
their E-Accounts which are transferred to the Plan effective November 1, 1996. For purposes of determining their vested percentage in their employer matching contribution account in this Plan, participants shall be credited with the whole years of vesting service credited to them under the E-Plan as of December 31, 1995. Beginning with the 1996 plan year (commencing January 1, 1996), the participant shall begin to earn vesting service credit under the elapsed time method as set forth in Article V of the Plan. In addition, if a participant worked at least 1,000 hours between January 1, 1996 and October 31, 1996, the participant shall be credited with one year of service for 1996 even if they do not work every day in 1996. Notwithstanding anything in this Subsection 4 to the contrary, a participant who is described in the previous sentence shall not begin to earn credit under the elapsed time method of Article V until the 1997 plan year (commencing January 1, 1997).

     5.   Special Provision Applicable to the Rollover E-Account. A participant
          ------------------------------------------------------
may elect to withdraw from the Rollover E-Account once during each plan year, any amount up to 100% of the value of the Rollover E-Account. The participant shall notify the plan administrator of his election to make a withdrawal under this Section. The distribution will be made as soon as reasonably practicable after such notice is given.

     6.   Plan Loans. Any loans from the E-Plan to an E-Plan participant which
          ----------
are outstanding on November 1, 1996 shall be transferred to the Plan in kind as an asset allocated to the participant's E-Accounts. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her E-Plan loan documents.

C.   Former Accounts and Participants of Dimension X 401(k) Plan

     1.   History of Corporate Merger. On May 14, 1997, Dimension X was merged
          ---------------------------
with DX Acquisition Inc., a wholly-owned subsidiary of Microsoft Corporation, with Dimension X being the surviving corporation and becoming a wholly-owned subsidiary of Microsoft Corporation. Over several months after the corporate merger, the employees of Dimension X became employees of Microsoft Corporation. At the time of the merger with DX Acquisition Inc., Dimension X was the sponsor of the Dimension X 401(k) Plan ("D-Plan"). The plan remained in existence after Dimension X was merged into the DX Acquisition Inc.

     2.   Plan Merger. Effective January 1, 1998, the D-Plan is merged into the
          -----------
Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document.

     The D-Plan contains employee salary deferral contributions, and employer discretionary matching contributions. No employee after-tax contributions were made, nor were any employer discretionary contributions made. As of January 1, 1998, there were no roll-over accounts maintained in the D-Plan. The salary deferral contributions have always been nonforfeitable. The employer matching contributions are 100% vested pursuant to the amendment to the Dimension X 401(k) Plan effective April 1, 1997. The employer matching D-accounts and the salary deferral D-accounts are transferred to the Plan without alteration. At the discretion of the Plan Administrator, these D-accounts may be consolidated with other accounts made to the Plan by former D-Plan participants after the date of the plan merger.

     3.   Eligibility. Any participant in the Dimension X 401(k) Plan on May 14,
          -----------
1997 who on January 1, 1998 is an eligible employee (as defined in Section 1.5 of the Plan) and who has not previously entered the Plan shall begin active participation in the Plan on January 1,

1998, the date of the merger of the plans. Such participant shall not be required to satisfy the age 18 minimum age requirement set forth in Plan Section
1.5 nor be required to be employed through an entry date. A participant for these purposes shall include a person who maintained an account balance in the Dimension X 401(k) Plan or who was eligible to make deferrals under the Dimension X 401(k) Plan.

     4.   Vesting and Vesting Service Credit. Participants are 100% vested in
          ----------------------------------
their D-accounts which are transferred to the Plan effective January 1, 1998. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (i.e., matching contributions made by Microsoft Corporation after January 1, 1998), participants shall be credited with the whole years of service credited to them under the D-Plan as of their last computation date prior to January 1, 1998. For the period of time from the last computation date prior to January 1, 1998 until the next computation date following January 1, 1998, the participant shall be credited with the greater of: (1) the period of service that would be credited to the employee under the elapsed time method as set forth in Article V of the Plan for his service during the 12 month period following the participant's last computation date which is prior to January 1, 1998; or (2) a year of service if the participant worked at least 1,000 hours between his/her last computation date before January 1, 1998 and January 1, 1998. For these purposes, a computation date shall be the anniversary date of a participant's first date of employment with Dimension X. Beginning on the last day of the period described in (1) or (2) of the third sentence of this subsection 4, whichever is applicable, a participant shall earn vesting credit under the elapsed time method set forth in Article V of the Plan.

     5.   Special Provisions Applicable. There are no special provisions
          -----------------------------
applicable to D-accounts.

     6.   Plan Loans. Any loans from the D-Plan to a D-Plan participant which
          ----------
are outstanding on January 1, 1998 shall be transferred to the Plan in kind as an asset allocated to the participant's D-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her D-Plan loan documents.

D.   Former Accounts and Participants of VXtreme, Inc. 401(k) Retirement Plan

     1.   History of Corporate Merger. On July 30, 1997, VXtreme, Inc.
          ---------------------------
("VXtreme") was merged with Microsoft Investments Washington Parent, Inc., a wholly owned subsidiary of Microsoft Corporation with VXtreme being the surviving corporation and becoming a wholly-owned subsidiary of Microsoft Corporation. At the time of the merger, VXtreme sponsored a profit sharing plan with a 401(k) component, the VXtreme, Inc. 401(k) Retirement Plan ("VX-Plan"). Although the VX-Plan continued in existence after the corporate merger, most of the employees of VXtreme after the merger became employees of Microsoft Corporation.

     2.   Plan Merger. Effective January 1, 1998, the VX-Plan is merged into the
          -----------
Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document.

     The VX-Plan contains only salary deferral contributions, and roll-over contributions ("VX-Accounts"). The VX-Plan does not provide for employer contributions nor employee after-tax contributions, nor has it ever provided for such contributions in the past. The salary deferral contributions and the roll-over contributions to the VX-Plan have always been nonforfeitable. The salary deferral VX-Accounts and the roll-over VX-Accounts are transferred to the Plan without alteration. The salary deferral VX-Accounts and the roll-over VX-Accounts shall be consolidated with each other (hereinafter collectively referred to as VX-Accounts), however, they will be kept separate from any contributions made to the Plan by or on behalf of former VX-Plan participants after January 1, 1998.

     3.   Eligibility. Any employee of VXtreme on January 1, 1998 who is an
          -----------
eligible employee (as defined in Section 1.5 of the Plan) shall begin active participation in the Plan on January 1, 1998, the date of the merger of the plans. Any participant of the VX-Plan on January 1, 1998 who is not an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan section 1.5. Such former participant in the VX-Plan shall not be required to be employed through an entry date before he/she can become a participant under the Plan. Any person employed by VXtreme after January 1, 1998 who was not employed by VXtreme at any time on or before January 1, 1998 shall be required to satisfy all of the eligibility conditions of Plan Sections 1.5 and 2.1, and must be employed through an entry date before he/she will become a participant under the Plan.

     4.   Vesting and Vesting Service Credit. Participants are 100% vested in
          ----------------------------------
their VX-Accounts which are transferred to the Plan effective January 1, 1998. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (i.e., matching contributions made by Microsoft Corporation after January 1, 1998), participants shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at VXtreme.

     5.   Special Provisions Applicable. The following special provisions apply
          -----------------------------
only to the VX-Accounts. With respect to the VX-Accounts, the following special provisions shall supersede any other provisions of this Plan which are inconsistent with the following provisions. However, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with a VX-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Form of Benefit Payments.  Unless the participant makes an election
          ------------------------
otherwise, the participant (or beneficiary) shall receive the distribution of his or her VX-Account in the form of a lump-sum. The participant may however, elect to receive distributions from his or her VX-Account in the form of an annuity. There are five different annuity options that a participant may choose. These are: (1) a straight life annuity; (2) a single life annuity with a certain period of 5, 10, or 15 years; (3) a single life annuity with an installment refund; (4) a joint and survivor annuity with an installment refund and survivor percentages of 50, 66 and 2/3, or 100; or (5) a fixed period annuity for any period of whole months which is not less than 60 and does not exceed the joint life expectancies of the participant and the named beneficiary. If a participant chooses a life annuity form of distribution, the provisions of
Article XX of the Plan shall apply. If at the time of distribution to a participant or beneficiary the participant's total vested account balance in the Plan (including VX-Account and other accounts) does not exceed $5,000 (and never exceeded $5,000 at the time of a prior distribution), the VX-Account balance will be distributed in an immediate lump-sum cash payment.

     7.   Plan Loans. Any loans from the VX-Plan to a VX-Plan participant which
          ----------
are outstanding on January 1, 1998 shall be transferred to the Plan in kind as an asset allocated to the participant's VX-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her VX-Plan loan documents. If a participant in the VX-Plan requests a loan after January 1, 1998 of a portion of his or her VX-Account, spousal consent will not be required unless the participant has selected a life annuity form of distribution with respect to his or her VX-Account balance.

E.   Former Accounts and Participants of WebTV 401(k) Plan

     1.   History of Corporate Merger.  On August 1, 1997, Microsoft Corporation
          ---------------------------
purchased a controlling interest in WebTV Networks, Inc. ("WebTV"). Through a recapitalization, WebTV became a controlled subsidiary of Microsoft Corporation. WebTV remained in existence after the recapitalization and WebTV employees continued to be employed by WebTV. At the time of the recapitalization, WebTV sponsored the WebTV 401(k) Plan (the "W-Plan"). The W-Plan continued in existence after the recapitalization of WebTV and employees of WebTV continued to participate in the W-Plan.

     2.   Plan Merger. Effective March 1, 1998, the W-Plan is merged into the
          -----------
Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document.

     The W-Plan contains only employee salary deferral contributions, and roll-over contributions ("W-Accounts"). No employee after-tax, employer matching, or employer discretionary contributions were ever made to the W-Plan. The salary deferral contributions and the roll-over contributions to the W-Plan have always been nonforfeitable. The salary deferral W-Accounts and the roll-over W-Accounts are transferred to the Plan without alteration. The salary deferral W-Accounts and the roll-over W-Accounts shall be consolidated with each other, however, they will be kept separate from any contributions made to the Plan by or on behalf of former W-Plan participants after March 1, 1998.

     3.   Eligibility. Any employee of WebTV on March 1, 1998 who is an eligible
          -----------
employee (as defined in Section 1.5 of the Plan) and who has not previously entered the Plan shall begin active participation in the Plan on March 1, 1998, the date of the merger of the plans. Any participant of the W-Plan on March 1, 1998 who is not an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan section
1.5. Such former participant in the W-Plan shall not be required to be employed through an entry date before he/she can become a participant in the Plan. Any person employed by WebTV after March 1, 1998 who was not employed by WebTV at any time on or before March 1, 1998 shall be required to satisfy all of the eligibility conditions of Plan Sections 1.5 and 2.1, and must be employed through an entry date before he/she will become a participant under the Plan.

     4.   Vesting and Vesting Service Credit. Participants are 100% vested in
          ----------------------------------
their W-Accounts which are transferred to the Plan effective March 1, 1998. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (i.e., matching contributions made after March 1, 1998), participants shall be credited with the whole years of service credited to them under the W-Plan as of March 31, 1997. For the 12-month period of time commencing on April 1, 1997, the participant shall be credited with the greater of: (1) the period of service that would be credited to the employee under the elapsed time method as set forth in Article V of the Plan for his service during the 12 month period ending March 31, 1998; or (2) a year of service if the participant worked at least 1,000 hours between April 1, 1997 and March 1, 1998 even if they did not work every day during this period. Beginning March 31, 1998, participants shall earn vesting credit under the elapsed time method set forth in Article V of the Plan.

     5.   Special Provisions Applicable.  The following special provisions apply
          -----------------------------
only to the W-Accounts. With respect to the W-Accounts, the following special provisions shall supersede any other provisions of this Plan which are inconsistent with the following provisions. However, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with a W-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Form of Benefit Payments. The participant may elect to have his or her
          ------------------------
W-Account distributed in a single lump sum payment or in installments, in cash or in kind or in a combination of both. Participants may elect to have their W-Accounts distributed in substantially equal installments over a period which is no longer than the participant's life expectancy or the joint life expectancy of the participant and the participant's designated beneficiary. If at the time of distribution to a participant or beneficiary the participant's total vested account balance in the Plan (including the W-Account and other accounts) does not exceed $5,000 (and never exceeded $5,000 at the time of a prior distribution), then the W-Account balance will be distributed in an immediate lump sum payment, in cash or in kind or a combination of both, as elected by the participant or beneficiary.

     7.   Plan Loans. Any loans from the W-Plan to a W-Plan participant which
          ----------
are outstanding on March 1, 1998 shall be transferred to the Plan in kind as an asset allocated to the participant's W-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her W-Plan loan documents.

F.   Former Accounts and Participants of Hotmail Corporation 401(k) Plan

     1.   History of Corporate Merger. On December 30, 1997 Hotmail Corporation
          ---------------------------
was merged with Micro HM Inc., a wholly-owned subsidiary of Microsoft Corporation, with Hotmail Corporation being the surviving corporation and becoming a wholly-owned subsidiary of Microsoft Corporation. At the time of the merger with Micro HM Inc., Hotmail Corporation was the sponsor of the Hotmail Corporation 401(k) Plan ("H-Plan"). The plan remained in existence after Hotmail Corporation was merged into Micro HM Inc.

     2.   Plan Merger. Effective April 1, 1998, the H-Plan is merged into the
          -----------
Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document.

     The H-Plan contains employee salary deferral contributions and rollover contributions only ("H-Accounts"). No employee after-tax contributions were made, nor were any employer matching or discretionary contributions made. The salary deferral accounts and the rollover accounts have always been nonforfeitable. The salary deferral accounts and the rollover accounts are transferred to the Plan without alteration. At the discretion of the Plan Administrator, these H-Accounts (the salary deferral accounts and the rollover accounts) may be consolidated with each other, however, they will be kept separate from any contributions made to the Plan by or on behalf of former H-Plan participants after April 1, 1998.

     3.   Eligibility. Any employee of Hotmail Corporation who on April 1, 1998
          -----------
is a participant in the Hotmail Corporation 401(k) Plan and is an eligible employee (as defined in Section 1.5 of the Plan) shall begin active participation in the Plan on April 1, 1998, the date of the merger of the plans. Such participant shall not be required to be employed through an entry date as set forth in Plan Section 2.4. A participant for these purposes shall include a person who maintained an account balance in the Hotmail Corporation 401(k) Plan or who was eligible to make deferrals under the Hotmail Corporation 401(k) Plan. Any participant of the H-Plan on April 1, 1998 who is not an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan Section 1.5. Such former participant in the H-Plan shall not be required to be employed through an entry date before he/she can become a participant in the Plan. Any person employed by Hotmail Corporation after April 1, 1998 who was not employed by Hotmail Corporation at any time on or before April 1, 1998 shall be required to satisfy all of the eligibility conditions of Plan Sections 1.5 and 2.1, and must be employed through an entry date before he/she will become a participant under the Plan.

     4.   Vesting and Vesting Service Credit. Participants are 100% vested in
          ----------------------------------
their H-Accounts which are transferred to the Plan effective April 1, 1998. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (i.e., matching contributions made by Microsoft Corporation after April 1, 1998), participants shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at Hotmail Corporation. The H-Plan did not calculate vesting service because all contributions were 100% vested when made.

     5.   Special Provisions Applicable.  The following special provisions apply
          -----------------------------
only to the H-Accounts. With respect to the H-Accounts, the following special provisions shall supersede any other provisions of this plan which are inconsistent with the following provisions. However, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with an H-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Form of Benefit Payments.  Unless the participant makes an election
          ------------------------
otherwise, the participant (or beneficiary) shall receive the distribution of his or her H-Account in the form of a lump-sum, either in cash or in kind or in a combination of both. The participant may, however, elect to receive distributions from his or her H-Accounts in the form of installments payable in cash or in kind, or part in cash and part in kind over a period not in excess of that required to comply with Code (S)401(a)(9). If at the time of distribution to the participant or beneficiary the participant's total vested account balance in the Plan (including H-Accounts and all other accounts) does not exceed $5,000 (and never exceeded $5,000 at the time of a prior distribution), then the H-Account balance will be distributed in an immediate lump sum payment, in cash or in kind or a combination of both, as elected by the participant or beneficiary.

     7.   Plan Loans. Any loans from the H-Plan to an H-Plan participant which
          ----------
are outstanding on April 1, 1998 shall be transferred to the Plan in kind as an asset allocated to the participant's H-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her H-Plan loan documents.

G.   Former Accounts and Participants of MSNBC Interactive News 401(k) Plan

     1.   History of Establishment of MSNBC Interactive News L.L.C. MSNBC
          --------------------------------------------------------
Interactive News L.L.C. was established in 1996 as a joint venture between Microsoft Corporation (and certain of its affiliates) and National Broadcast Company (and certain of its affiliates). MSNBC Interactive News L.L.C. sponsors the MSNBC Interactive News 401(k) Plan

("MSNBC Plan"), and such plan provides service credit for vesting purposes to former employees of National Broadcast Company.

     2.   Plan Merger. Effective January 1, 1999, the MSNBC Plan is merged into
          -----------
the Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document.

     The MSNBC Plan contains employee salary deferral contributions, employer matching contributions, employee after-tax contributions, and rollover contributions ("MSNBC-Accounts"). The MSNBC-Accounts are hereby made 100% vested, and are transferred without alteration and shall be kept separate from the other Plan accounts. However, the Plan Administrator may, in his discretion, combine certain portions of the MSNBC-Accounts with the other Plan accounts (e.g., MSNBC salary deferrals with Plan salary deferrals, MSNBC after-tax contributions with Plan after-tax contributions) to the extent such combinations comply with the terms of the Plan and applicable laws. Except to the extent permitted by tax regulations (including Treasury Regulation
(S)1.411(d)-4), amounts transferred from the MSNBC Plan that are attributable to elective contributions (as defined in Treasury Regulation (S)1.401(k)-1(g)(3)), including amounts treated as elective contributions, shall be subject to the distribution limitations provided for in Treasury Regulation (S)1.401(k)-1(d).

     3.   Eligibility. Any employee of the MSNBC Interactive News L.L.C. who on
          -----------
December 31, 1998 is a participant in the MSNBC Plan and who on January 1 or 2, 1999 is an eligible employee (as defined in Section 1.5 of the Plan) shall begin active participation in the Plan on January 1, 1999. A participant for these purposes shall include a person who maintained an account balance in the MSNBC Plan or who was eligible to make deferrals under the MSNBC Plan. Any participant of the MSNBC Plan who on January 1 or 2, 1999 is not an eligible employee as defined in Plan Section 1.5 (e.g., a temporary employee, an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan
Section 1.5. Such former participant in the MSNBC Plan shall not be required to be employed through an entry date before he/she can become a participant in the Plan. Any person employed by the MSNBC Interactive News L.L.C. after January 2, 1999, who was not employed by MSNBC Interactive News L.L.C. at any time on or before January 2, 1999 shall be required to satisfy all of the eligibility conditions of Plan Sections 1.5 and 2.1, and must be employed through an entry date before he/she will become eligible to participate in the Plan.

     4.   Vesting and Vesting Service Credit.  Participants in the MSNBC Plan on
          ----------------------------------
December 31, 1998 are 100% vested in their MSNBC-Accounts that are transferred to the Plan effective January 1, 1999, and are 100% vested in their employer matching contribution accounts in the Plan going forward. For purposes of determining the vested percentage in the employer matching contribution account in this Plan (i.e., matching contributions made by MSNBC after January 1, 1999) for employees who are not participants in the MSNBC Plan on December 31, 1998 (e.g., those hired by MSNBC Interactive News L.L.C. after December 31, 1998), such employees shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at MSNBC Interactive News L.L.C. and, for employees of MSNBC Interactive News L.L.C., service with National Broadcast Company. Service with National Broadcast Company shall not be counted for those employed by Microsoft Corporation or other affiliates thereof unless the employee worked for MSNBC Interactive News L.L.C. between working for National Broadcast Company and Microsoft Corporation or its affiliates.

     5.   Special Provisions Applicable. There are no special provisions
          -----------------------------
applicable to the MSNBC-Accounts.

H. Former Accounts and Participants of Virtual World Entertainment Group, Inc. Employees 401(k) Plan

     1.   History of Corporate Merger.  On January 11, 1999, Virtual World
          ---------------------------
Entertainment Group, Inc. ("VWEG") was merged with a wholly-owned subsidiary of Microsoft Corporation, and VWEG was the surviving corporation. FASA Interactive Technology, Inc. ("FASA") remained a wholly-owned subsidiary of VWEG. Since the corporate merger, neither VWEG nor FASA have had any employees. At the time of the merger, VWEG was the sponsor of the Virtual World Entertainment Group, Inc. Employees 401(k) Plan ("VWEG Plan"), and FASA was a participating employer in the VWEG Plan. The VWEG Plan remained in existence after the corporate merger.

     2.   Plan Merger and Asset Transfer. Effective July 1, 1999, the VWEG-Plan
          ------------------------------
is merged into the Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document. Upon the Plan Administrator's receipt of satisfactory evidence that (i) Virtual World Entertainment, LLC ("VWE") has established a defined contribution plan that is tax-qualified under Code Section 401(a), (ii) VWE wants its plan to receive a plan-to-plan transfer, and (iii) VWE's plan has been drafted to receive a plan-to-plan transfer in compliance with Code Sections 414(l) and 411(d)(6) and the treasury regulations thereunder, any assets and liabilities with respect to the VWEG-Accounts of persons currently employed by VWE shall be transferred to VWE's plan.

     The VWEG-Plan contains employee salary deferral contributions, employer matching contributions and rollover contributions only ("VWEG-Accounts"). Employee after-tax contributions were not permitted. The salary deferral accounts and the rollover accounts have always been nonforfeitable. The employer matching account has been subject to a vesting schedule. Effective July 1, 1999, all assets in the Plan as of such date are hereby made 100% vested. The salary deferral and employer match accounts are transferred to the Plan without alteration. At the discretion of the Plan Administrator, these VWEG-Accounts (the salary deferral and match accounts) may be consolidated with the respective Microsoft salary deferral and match accounts. The rollover accounts shall be kept in a separate acquisition rollover account.

  3.  Eligibility.  Any participant of the VWEG-Plan on July 1, 1999 who is not
      -----------
an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan Section
1.5. Such former participant in the VWEG-Plan shall not be required to be employed through an entry date before he/she can become a participant in the Plan.

  4.  Vesting.  Participants are 100% vested in their VWEG-Accounts which are
      -------
transferred to the Plan effective July 1, 1999. In addition, Participants with such VWEG-Accounts shall be 100% vested in future employer matching contributions made to this Plan (the Microsoft Plan).

  5.  Special Provisions Applicable.  The following special provision applies
      -----------------------------
only to the rollover accounts in the VWEG Plan that are transferred to this Plan as part of the VWEG-Accounts. A Participant may request an inservice withdrawal (i.e., withdrawal while still employed) from such rollover accounts once per Plan Year. This special withdrawal provision shall not apply to rollovers made to the Plan after July 1, 1999.

  6.  Plan Loans.  Any loans from the VWEG-Plan to a VWEG-Plan participant which
      ----------
are outstanding on July 1, 1999 shall be transferred to the Plan in kind as an asset allocated to the participant's VWEG-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her VWEG-Plan loan documents.

I.   Former Accounts and Participants of Compare Net 401(k) Plan

     1.   History of Corporate Merger.  On March 4, 1999, Compare Net, Inc. was
          ---------------------------
merged with MS-Jupiter, Inc., a wholly-owned subsidiary of Microsoft Corporation, with Compare Net, Inc. being the surviving corporation and becoming a wholly-owned subsidiary of Microsoft Corporation. At the time of the merger with MS-Jupiter, Inc., Compare Net, Inc. was the sponsor of the Compare Net 401(k) Plan ("CN-Plan"). The plan remained in existence after Compare Net, Inc. was merged with MS-Jupiter, Inc.

     2.   Plan Merger.  Effective September 1, 1999, the CN-Plan is merged
          -----------
into the Plan, and the plan document for the Plan, as amended previously and by this amendment, is the surviving plan document. The Plan consists only of employee pre-tax deferrals, and rollovers made from prior plans or IRAs ("CN-Accounts"). The CN-Accounts are transferred to the Plan without alteration and shall be kept separate from other accounts held in the Plan by former CN-Plan participants. No discretionary employer contributions were made. Because any prior rollovers are subject to immediate withdrawal, they will be kept in a separate acquisition rollover account from the employee pre-tax deferrals.

     3.   Eligibility.  All former employees of Compare Net, Inc. were
          -----------
terminated from Compare Net, Inc. prior to July 1, 1999. Those employed by Microsoft Corporation as an eligible employee (as defined in Section 1.5 of the Plan) prior to July 1, 1999 entered the Plan on July 1, 1999. Any former participant in the CN-Plan who is not an eligible employee (as defined in Section 1.5 of the Plan) shall enter the Plan immediately upon becoming an eligible employee, and shall not be required to be employed through an entry date before he/she will become a participant under the Plan.

     4.   Vesting and Vesting Service Credit.  Participants are 100% vested in
          ----------------------------------
their CN-Accounts which are transferred from the CN-Plan effective September 1, 1999. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (i.e., matching contributions made by Microsoft Corporation after July 1, 1999), participants shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at Compare Net, Inc.

     5.   Special Provisions Applicable.  The following special provisions apply
          -----------------------------
only to the CN-Accounts. With respect to the CN-Accounts, the following special provisions shall supersede any other provisions of this Plan which are inconsistent with the following provisions. For example, in-kind distributions of Microsoft stock are permitted on lump sum distributions to the extent a CN-Account is invested in Microsoft stock at the time of the distribution, because such distributions are permitted with respect to other Plan accounts and would not be inconsistent with the following special provisions. In addition, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with a CN-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Form of Benefit Payments.  Unless the participant makes an election
          ------------------------
otherwise, the participant (or beneficiary) shall receive the distribution of his or her CN-Account in the form of a cash lump sum. Participants with vested account balances in excess of $5,000 may elect to receive their distribution in the form of monthly cash installments over a period certain which may not exceed the life expectancy of the participant or the joint life expectancy of the participant and his or her designated beneficiary.

     7.   Inservice Withdrawals of Prior Rollovers.  Participants who rolled
          ----------------------------------------
amounts into the CN-Plan from another plan or IRA may withdraw such amounts and the earnings thereon at any time.

     8.   Plan Loans.  Any loans from the CN-Plan to a CN-Plan participant
          ----------
which are outstanding on September 1, 1999 shall be transferred to the Plan in kind as an asset allocated to the participant's CN-Account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her CN-Plan loan documents.

J.   Former Accounts and Participants of Visio Corporation

     1.   History of Corporate Merger.  On January 7, 2000, Visio Corporation
          ---------------------------
became a wholly-owned subsidiary of Microsoft Corporation as a result of a merger between Visio Corporation and a subsidiary of Microsoft Corporation. At the time of the merger with the subsidiary of Microsoft Corporation, Visio Corporation was the sponsor of the Visio 401(k) Plan ("VC-Plan"). The VC-Plan was frozen as of February 1, 2000, and Visio employees stopped making salary deferral contributions to the VC-Plan effective February 1, 2000. The Visio employees will be eligible to enter the Microsoft Savings Plus 401(k) Plan ("Plan") effective March 1, 2000.

     2.   Plan Merger.  Effective July 1, 2000, the VC-Plan is merged into the
          -----------
Plan and this plan document for the Plan, as amended previously and by this Amendment, is the surviving plan document.

     The VC-Plan contains employee salary deferral contributions, employer matching contributions, and rollover contributions ("VC-Accounts"). Employee after-tax contributions were not permitted and discretionary employer contributions were never made. The salary deferral accounts and the rollover accounts have always been nonforfeitable. The employer matching account has been subject to a vesting schedule. Effective February 1, 2000, all accounts in the VC-Plan as of such date were made 100% vested. The salary deferral and employer match accounts are transferred to the Plan without alteration. The rollover accounts containing rollovers that were made to the VC-Plan shall be kept in a separate acquisition rollover account ("Rollover VC-Account").

     3.   Eligibility.  Any participant of the VC-Plan on July 1, 2000, who is
          -----------
not an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan
Section 1.5. Such former participant in the VC-Plan shall renew active participation in the Plan immediately upon becoming an eligible employee as defined in Plan Section 1.5 and attaining age 18. Any person employed by Visio Corporation after July 1, 2000 who was not a participant in the VC-Plan on or before July 1, 2000 shall be required to satisfy all of the eligibility conditions of Plan Section 1.5 and 2.1, and must be employed through an entry date before he/she will become a participant under the Plan.

     4.   Vesting and Vesting Service Credit.  Participants are 100% vested in
          ----------------------------------
their VC-Accounts which are transferred to the Plan. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (e.g., matching contributions made by Microsoft Corporation after March 1,
2000), participants shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at Visio

Corporation. Notwithstanding the preceding sentence, employees who are employed by Visio Corporation on any date between March 1, 2000 and July 1, 2000 (inclusive) and who enter the Plan as participants between March 1, 2000 and July 1, 2000 (inclusive) shall be 100% vested in their employer matching contribution accounts in the Plan.

     5.   Special Provisions Applicable.  The following special provisions apply
          -----------------------------
only to the VC-Accounts. With respect to the VC-Accounts, the following special provisions shall supersede any other provisions of this plan which are inconsistent with the following provisions. However, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with a VC-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Rollover VC-Account.  A participant may elect to withdraw from the
          -------------------
Rollover VC-Account at any time, any amount up to 100% of the value of the Rollover VC-Account. The participant shall notify the plan administrator of his election to make a withdrawal under this Section. The distribution will be made as soon as reasonably practicable after such notice is given.

     7.   Form of Benefit Payments.  The participant may elect to have his or
          ------------------------
her VC-Accounts distributed in a single lump sum payment, in cash or in kind.

     8.   Plan Loans.  All loans from the VC-Plan to a VC-Plan participant
          ----------
which are outstanding on July 1, 2000 shall be transferred to the Plan in kind as an asset allocated to the participant's VC-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her VC-Plan loan documents.

K.   Former Accounts and Participants of Entropic Research Laboratory, Inc.

Savings and Investment Plan

     1.   History of Corporate Merger.  On November 4, 1999, Entropic Research
          ---------------------------
Laboratory, Inc. ("Entropic") became a wholly-owned subsidiary of Microsoft Corporation as a result of a merger between Entropic and a subsidiary of Microsoft Corporation. At the time of the merger with the subsidiary of Microsoft Corporation, Entropic was the sponsor of the Entropic Research Laboratory, Inc. Savings & Investment Plan ("ERL-Plan"). Participants in the ERL-Plan who became Microsoft employees on or before March 1, 2000 will be eligible to enter the Microsoft Savings Plus 401(k) Plan ("Plan") effective March 1, 2000.

     2.   Plan Merger.  Effective March 1, 2000, the ERL-Plan is merged into the
          -----------
Plan and this plan document for the Plan, as amended previously and by this Amendment, is the surviving plan document.

     The ERL-Plan contains employee salary deferral contributions and rollover contributions ("ERL-Accounts"). Employee after-tax contributions were not permitted and discretionary employer contributions were never made. The salary deferral accounts and the rollover accounts have always been nonforfeitable.
The salary deferral accounts are transferred to the Plan without alteration. The rollover accounts containing rollovers that were made to the ERL-Plan shall be kept in a separate acquisition rollover account ("Rollover ERL-Account").

     3.   Eligibility.  Any participant of the ERL-Plan on March 1, 2000, who
          -----------
is not an eligible employee as defined in Plan Section 1.5 (e.g., an intern) shall be an inactive participant in the Plan and shall actively participate in the Plan only if and when they become an eligible employee as defined in Plan
Section 1.5. Such former participant in the ERL-Plan shall renew active participation in the Plan immediately upon becoming an eligible employee as defined in Plan Section 1.5 and attaining age 18.

     4.   Vesting and Vesting Service Credit.  Participants are 100% vested in
          ----------------------------------
their ERL-Accounts which are transferred to the Plan. For purposes of determining their vested percentage in their employer matching contribution account in this Plan (e.g., matching contributions made by Microsoft Corporation), participants shall be credited with vesting service under the elapsed time method as set forth in Article V of the Plan for their service at Entropic.

     5.   Special Provisions Applicable.  The following special provisions apply
          -----------------------------
only to the ERL-Accounts. With respect to the ERL-Accounts, the following special provisions shall supersede any other provisions of this Plan which are inconsistent with the following provisions. However, to the extent the Plan is amended subsequent to this amendment in a way which gives participants greater benefits or additional options not provided in this section, participants with a ERL-Account shall be eligible for those additional benefits or options without violating this section.

     6.   Rollover ERL-Account.  A participant may elect to withdraw from the
          --------------------
Rollover ERL-Account as of a valuation date following such election, any amount up to 100% of the value of the Rollover ERL-Account as of such valuation date. The participant shall notify the plan administrator of his election to make a withdrawal under this Section. The distribution will be made as soon as reasonably practicable after such notice is given.

     7.   Form of Benefit Payments.  The participant may elect to have his or
          ------------------------
her ERL-Accounts distributed in a single lump sum payment, in cash or in kind or in a combination of both. Participants may also elect to have their ERL-Accounts distributed in installments payable in cash or in kind, or in a combination of both over a period not to exceed the participant's life expectancy or the joint life expectancy of the participant and spouse. If at the time of distribution to a participant or beneficiary the participant's total vested account balance in the Plan (including ERL-Accounts and other accounts) does not exceed $5,000 (and never exceeded $5,000 at the time of a prior distribution), then the ERL-Account balance will be distributed in an immediate lump sum payment, in cash or in kind or in a combination of both, as elected by the participant or beneficiary, and installment payments will not be a payment option.

     8.   Timing of Death Benefit Payments. Upon a participant's death, the
          --------------------------------
distribution of the participant's ERL-Account shall be made or commence at the times specified in Section 7.3 of the Plan. The distribution shall be in cash or in kind, or in a combination of both, or in installments payable in cash or in kind, or in a combination of both over a period not to exceed the participant's life expectancy or the joint life expectancy of the participant and spouse, as elected by the participant or beneficiary. Notwithstanding the foregoing, if the participant's total vested account balance in the Plan (including ERL-Accounts and other accounts) does not exceed $5,000, distribution to the beneficiary shall be made in an immediate lump sum payment in cash or in kind, or in a combination of both, as elected by the beneficiary.

     If a participant dies prior to the commencement of the distribution of his or her ERL-Account and is survived by a designated beneficiary who is not his or her spouse, the distribution must be made by December 31 of the calendar year in which the fifth anniversary of the participant's death occurs unless the beneficiary elects to have installment payments commence by the end of the first calendar year after the participant's death. If the designated beneficiary is the participant's spouse, the spouse may elect to delay distribution or commencement of installment payments until the end of the calendar year in which the participant would have attained age 65. If the participant dies prior to commencement of the distribution of his or her

ERL-Account and is not survived by a designated beneficiary, distribution shall be made in an immediate lump sum payment in cash or in kind, or in a combination of both, as elected by the beneficiary.

     If the participant died while he was receiving installment payments of his ERL-Account, the remaining portion of the ERL-Account shall be distributed at least as rapidly as under the length and frequency of installment payments which the participant had selected.

     9.   Plan Loans.  All loans from the ERL-Plan to a ERL-Plan participant
          ----------
which are outstanding on March 1, 2000 shall be transferred to the Plan in kind as an asset allocated to the participant's ERL-Plan account. A participant with such a loan outstanding shall have all of the rights and be subject to all of the conditions of his or her loan as set forth in his or her ERL-Plan loan documents.

                                  APPENDIX VI

                                  Section 2.5

            EARLY ENTRY FOR CERTAIN EMPLOYEES OF ACQUIRED COMPANIES

Any eligible employee who immediately following one of the relevant acquisition dates listed below was employed by Microsoft Corporation (or any company which is affiliated with Microsoft, within the meaning of Code Sections 414(b), (c),
(m), or (o)), and on the date immediately preceding the relevant acquisition date was employed by the relevant company listed below, shall enter the Plan on the later of (i) the relevant entry dates listed below, or (ii) the first payroll period immediately after becoming an eligible employee and attaining age 18.

------------------------------------------------------------------------------------------------
       Company                         Acquisition Date                  Plan Entry Date
       -------                         ----------------                  ---------------
------------------------------------------------------------------------------------------------
NetCarta Corporation                   January 31, 1997                   March 1, 1997
------------------------------------------------------------------------------------------------
Interse' Corporation                   February 25, 1997                  April 1, 1997
------------------------------------------------------------------------------------------------
Visio Corporation                      January 7, 2000                    March 1, 2000
------------------------------------------------------------------------------------------------

                                     VI-1